UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-05576

Name of Fund: BlackRock Global Allocation Fund, Inc.

Fund Address: 100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock Global Allocation Fund, Inc., 55 East 52nd Street, New York, NY 10055

Registrant’s telephone number, including area code: (800) 441-7762

Date of fiscal year end: 10/31/2013

Date of reporting period: 04/30/2013

Item 1 – Report to Stockholders

APRIL 30, 2013

SEMI-ANNUAL REPORT (UNAUDITED)

BlackRock Global Allocation Fund, Inc.

Not FDIC Insured • May Lose Value • No Bank Guarantee

2	BLACKROCK GLOBAL ALLOCATION FUND, INC.	APRIL 30, 2013

Dear Shareholder

About this time one year ago, financial market activity was dominated by concerns about Europe’s debt crisis. Investors were also discouraged by gloomy economic reports from various parts of the world, particularly in China. As the outlook for the global economy worsened, however, investors grew increasingly optimistic that the world’s largest central banks would intervene to stimulate growth. This theme, along with the European Central Bank’s (“ECB’s”) firm commitment to preserve the euro currency bloc, drove most asset classes higher through the summer of 2012. In early September, the ECB announced its sovereign bond-buying program designed to support the region’s debt-laden countries. Days later, the US Federal Reserve announced its own much-anticipated stimulus package.

Although financial markets world-wide were buoyed by these aggressive policy actions, risk assets weakened in the fall of 2012. Global trade slowed as many European countries fell into recession and growth continued to decelerate in China. In the United States, stocks slid on lackluster corporate earnings and volatility rose in advance of the US Presidential election. In the post-election environment, investors became more concerned about the “fiscal cliff,” the automatic tax increases and spending cuts that had been scheduled to take effect at the beginning of 2013. High levels of global market volatility persisted through year-end due to fears that bipartisan gridlock would preclude a timely resolution, putting the US economy at high risk for recession. Ultimately, the worst of the fiscal cliff was averted with a last-minute tax deal, although decisions relating to spending cuts and the debt ceiling were postponed, leaving lingering uncertainty.

Investors shook off the nerve-wracking finale to 2012 and the New Year began with a powerful relief rally. Money that had been pulled to the sidelines amid year-end tax-rate uncertainty poured back into the markets in January. Key indicators signaling modest but broad-based improvements in the world’s major economies underpinned the rally. Underlying this aura of comfort was the absence of negative headlines out of Europe. Against this backdrop, global equities surged through January while rising US Treasury yields pressured high quality fixed income assets (as prices move in the opposite direction of yields).

However, bond markets regained strength in February (as yields once again dropped) when global economic momentum slowed and investors toned down their risk appetite. International stock markets weakened amid a resurgence of macro risk out of Europe. A stalemate presidential election in Italy was a reminder that political instability continued to plague the eurozone and a severe banking crisis in Cyprus underscored the fragility of the broader European banking system. In the United States, stocks continued to rise, but at a more moderate pace. Investors grew more cautious given uncertainty as to how long the central bank would continue its stimulus programs. How government spending cuts would impact the already slow economic recovery was another concern. But improving labor market data and rising home prices boosted sentiment in March, pushing major US stock indices to all-time highs. Investors scaled back their enthusiasm in April due to a series of disappointing economic reports. On the whole, US stocks have performed well thus far in 2013 as the US economy demonstrated enough resilience to allay fears of recession, but growth has remained slow enough to dissuade the US Federal Reserve from changing its stance.

Despite continued headwinds for global growth, risk assets have rallied, driven largely by investors seeking meaningful yields in the ongoing low-interest-rate environment. For the 6- and 12-month periods ended April 30, 2013, US and international stocks and high yield bonds posted strong gains. Emerging market equities lagged the rally as the uneven pace of global growth raised doubts that developing economies could thrive in the near term. US Treasury yields were highly volatile over the past 12 months, although they continue to remain low from a historical perspective. US Treasury and investment-grade bonds generated modest returns in this environment, while tax-exempt municipal bonds benefited from favorable supply-and-demand dynamics. Near-zero short term interest rates continued to keep yields on money market securities near their all-time lows.

Market conditions have improved over the past couple of years, but investors still remain highly uncertain and many of the old ways of investing no longer work. That’s why the new world of investing calls for a new approach. One that seeks out more opportunities in more places across a broader array of investments in a portfolio designed to move freely as the markets move up and down. Visit www.blackrockplan.com to learn more about how to take action.

Sincerely,

Rob Kapito
President, BlackRock Advisors, LLC

“Despite continued headwinds for global growth, risk assets have rallied, driven largely by investors seeking meaningful yields in the ongoing low-interest-rate environment”

Rob Kapito
President, BlackRock Advisors, LLC

Total Returns as of April 30, 2013

	6-month	12-month
US large cap equities (S&P 500® Index)	14.42%	16.89%
US small cap equities (Russell 2000® Index)	16.58	17.69
International equities (MSCI Europe, Australasia, Far East Index)	16.90	19.39
Emerging market equities (MSCI Emerging Markets Index)	5.29	3.97
3-month Treasury bill (BofA Merrill Lynch 3-Month US Treasury Bill Index)	0.06	0.12
US Treasury securities (BofA Merrill Lynch 10-Year US Treasury Index)	1.52	5.07
US investment grade bonds (Barclays US Aggregate Bond Index)	0.90	3.68
Tax-exempt municipal bonds (S&P Municipal Bond Index)	2.01	5.74
US high yield bonds (Barclays US Corporate High Yield 2% Issuer Capped Index)	7.26	13.95

Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

THIS PAGE NOT PART OF YOUR FUND REPORT	3

Fund Summary as of April 30, 2013

Investment Objective

BlackRock Global Allocation Fund, Inc.’s (the “Fund”) investment objective is to provide high total investment return through a fully managed investment policy utilizing United States and foreign equity securities, debt and money market securities, the combination of which will be varied from time to time both with respect to types of securities and markets in response to changing market and economic trends. Total return means the combination of capital growth and investment income.

Portfolio Management Commentary

How did the Fund perform?

•	For the six-month period ended April 30, 2013, the Fund outperformed its reference benchmark, which is comprised of the S&P 500® Index (36%), FTSE World (ex US) Index (24%), BofA Merrill Lynch Current 5-Year US Treasury Index (24%) and Citigroup Non-US Dollar World Government Bond Index (16%) (the “Reference Benchmark”), but underperformed the broad-based all-equity benchmark, the FTSE World Index. The Fund invests in both equities and bonds; therefore, the Reference Benchmark provides a truer representation of the Fund’s composition and a more comparable means for measurement. The following discussion of relative performance pertains to the
Reference Benchmark.

What factors influenced performance?

•	Within equities, the Fund’s overweight and stock selection in Japan contributed to performance. From a sector perspective, stock selection in consumer discretionary, industrials, and information technology (“IT”) positively impacted returns. An underweight allocation to fixed income relative to the Reference Benchmark contributed to performance. Within fixed income, an overweight in convertible bonds was also additive. From a currency perspective, an underweight in the Japanese yen positively impacted performance.
•	Detractors from performance within equities included stock selection in the United States and Canada. From a sector perspective, stock selection and an overweight (led by gold-related securities) in materials weighed on returns. The Fund’s cash position detracted from performance.

Describe recent portfolio activity.

•	During the six-month period, the Fund’s overall equity allocation remained at 60% of net assets. Within equities, the Fund increased its weightings in Asia (notably Japan) and Europe, and reduced its exposure to the United States. On a sector basis, the Fund increased its weightings in financials, consumer discretionary and industrials, and reduced its exposures to IT, materials and energy.
•	The Fund’s allocation to fixed income decreased during the period from 24% of net assets to 22%. Within fixed income, the Fund trimmed exposures to government bonds, notably Australian sovereign debt and US Treasuries, and to US dollar-denominated foreign corporate bonds. These reductions were partially offset by increased exposure to US convertible bonds and US corporate bonds.
•	Reflecting the changes in the Fund’s overall allocations to the equity and fixed income asset classes during the period, the Fund’s cash and cash equivalent holdings increased from 16% of net assets to 18%. During the six-month period, cash helped mitigate portfolio volatility and served as a source of funds for new investments. In addition, the Fund’s cash position helped keep overall portfolio duration (sensitivity to interest rate movements) relatively low.

Describe portfolio positioning at period end.

•	The Fund ended the period neutral in equities, substantially underweight in fixed income and overweight in cash and cash equivalents. Within equities, the Fund was overweight in Asia (notably Japan) and Brazil, and underweight in the United States and Europe. On a sector basis, the Fund was overweight in materials, health care and telecommunication services, and underweight in consumer staples, IT and financials.
•	Within fixed income, the Fund was underweight in US Treasuries, Japanese government bonds and sovereign debt in Europe, and overweight in Australian government bonds (both sovereign and provincial) and sovereign debt in Brazil. In addition, the Fund was overweight in corporate debt and convertible bonds.
•	With respect to currency exposure, the Fund was overweight in the US dollar, Brazilian real, Canadian dollar, Singapore dollar and held smaller overweights in select emerging Asian currencies. The Fund was underweight in the Japanese yen, euro and British pound.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

4	BLACKROCK GLOBAL ALLOCATION FUND, INC.	APRIL 30, 2013

Total Return Based on a $10,000 Investment

[1]	Assuming maximum sales charges, if any, transaction costs and other operating expenses, including advisory fees. Institutional Shares do not have a sales charge.
[2]	The Fund invests in a portfolio of US and foreign equity securities, debt and money market securities, the combination of which will be varied from time to time with respect to types of securities and markets in response to changing market and economic trends.
[3]	This broad-based capitalization-weighted index is comprised of 2,439 equities from 35 countries in 4 regions, including the United States.
[4]	The Reference Benchmark is an unmanaged weighted index comprised as follows: 36% of the S&P 500® Index; 24% FTSE World (ex US) Index; 24% BofA Merrill Lynch Current 5-Year US Treasury Index; and 16% Citigroup Non-US Dollar World Government Bond Index. Descriptions of these indexes can be found in the footnotes below.

Performance Summary for the Period Ended April 30, 2013

		Average Annual Total Returns[5]
		1 Year		5 Years		10 Years
	6-Month Total Returns	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge
Institutional	8.93%	10.08%	N/A	3.87%	N/A	10.40%	N/A
Investor A	8.77	9.77	4.01%	3.59	2.48%	10.12	9.53%
Investor B	8.32	8.88	4.38	2.76	2.40	9.43	9.43
Investor C	8.38	8.98	7.98	2.81	2.81	9.28	9.28
Class R	8.57	9.41	N/A	3.24	N/A	9.81	N/A
FTSE World Index	14.26	16.40	N/A	2.31	N/A	9.35	N/A
Reference Benchmark	7.92	9.98	N/A	4.26	N/A	7.86	N/A
US Stocks: S&P 500® Index[6]	14.42	16.89	N/A	5.21	N/A	7.88	N/A
Non-US Stocks: FTSE World (ex US) Index[7]	13.89	15.80	N/A	(0.22)	N/A	10.80	N/A
US Bonds: BofA Merrill Lynch Current 5-Year US Treasury Index[8]	1.06	2.27	N/A	5.48	N/A	4.68	N/A
Non-US Bonds: Citigroup Non-US Dollar World Government Bond Index[9]	(4.23)	(2.51)	N/A	3.26	N/A	5.56	N/A
[5]	Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 6 for a detailed description of share classes, including any related sales charges and fees.
[6]	This unmanaged index covers 500 industrial, utility, transportation and financial companies of the US markets (mostly New York Stock Exchange (“NYSE”) issues) representing about 75% of NYSE market capitalization and 30% of NYSE issues.
[7]	This unmanaged capitalization-weighted index is comprised of 1,818 companies in 34 countries, excluding the United States.
[8]	This unmanaged index is designed to track the total return of the current coupon five-year US Treasury bond.
[9]	This unmanaged market capitalization-weighted index tracks 22 government bond indexes, excluding the United States.

N/A — Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

BLACKROCK GLOBAL ALLOCATION FUND, INC.	APRIL 30, 2013	5

About Fund Performance
•	Institutional Shares are not subject to any sales charge. These shares bear no ongoing distribution or service fees and are available only to eligible investors.
•	Investor A Shares are subject to a maximum initial sales charge (front-end load) of 5.25% and a service fee of 0.25% per year (but no distribution fee).
•	Investor B Shares are subject to a maximum contingent deferred sales charge (“CDSC”) of 4.50% declining to 0% after six years. In addition, these shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year. These shares automatically convert to Investor A Shares after approximately eight years. (There is no initial sales charge for automatic share conversions.) All returns for periods greater than eight years reflect this conversion. These shares are only available through exchanges and dividend reinvestment by existing shareholders or for purchase by certain employer-sponsored retirement plans.
•	Investor C Shares are subject to a 1.00% CDSC if redeemed within one year of purchase. In addition, these shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year.
•	Class R Shares are not subject to any sales charge. These shares are subject to a distribution fee of 0.25% per year and a service fee of 0.25% per year. These shares are available only to certain employer-sponsored retirement plans and other similar plans.

Performance information reflects past performance and does not guarantee future results. Current performance may be lower or higher than the performance data quoted. Refer to www.blackrock.com/funds to obtain performance data current to the most recent month end. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Figures shown in the performance table on the previous page assume reinvestment of all dividends and capital gain distributions, if any, at net asset value (“NAV”) on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of service, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders. The Fund’s investment advisor waived a portion of its fee. Without such waiver, the Fund’s returns would have been lower.

Disclosure of Expenses

Shareholders of the Fund may incur the following charges: (a) transactional expenses, such as sales charges; and (b) operating expenses, including investment advisory fees, service and distribution fees, including 12b-1 fees, acquired fund fees and expenses, and other Fund expenses. The expense example shown below (which is based on a hypothetical investment of $1,000 invested on November 1, 2012 and held through April 30, 2013) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense example provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their share class under the heading entitled “Expenses Paid During the Period.”

The expense example also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in the Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other funds’ shareholder reports.

The expenses shown in the expense example are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as sales charges, if any. Therefore, the hypothetical example is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

Expense Example

	Actual			Hypothetical[2]
	Beginning Account Value November 1, 2012	Ending Account Value April 30, 2013	Expenses Paid During the Period[1]	Beginning Account Value November 1, 2012	Ending Account Value April 30, 2013	Expenses Paid During the Period[1]	Annualized Expense Ratio
Institutional	$1,000.00	$1,089.30	$4.04	$1,000.00	$1,020.93	$3.91	0.78%
Investor A	$1,000.00	$1,087.70	$5.44	$1,000.00	$1,019.59	$5.26	1.05%
Investor B	$1,000.00	$1,083.20	$9.76	$1,000.00	$1,015.39	$9.44	1.89%
Investor C	$1,000.00	$1,083.80	$9.35	$1,000.00	$1,015.79	$9.05	1.81%
Class R	$1,000.00	$1,085.70	$7.19	$1,000.00	$1,017.89	$6.95	1.39%
[1]	For each class of the Fund, expenses are equal to the annualized net expense ratio for the class multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown).
[2]	Hypothetical 5% annual return before expenses is calculated by pro rating the number of days in the most recent fiscal half year divided by 365.
6	BLACKROCK GLOBAL ALLOCATION FUND, INC.	APRIL 30, 2013

Portfolio Information

As of April 30, 2013

Percent of
Ten Largest Holdings (Equity Investments)	Long-Term Investments
SPDR Gold Shares	1%
Samsung Electronics Co. Ltd	1
General Electric Co	1
Pfizer, Inc.	1
Google, Inc., Class A	1
JPMorgan Chase & Co.	1
Visa, Inc., Class A	1
Wells Fargo & Co	1
Roche Holding AG	1
Oracle Corp	1

Percent of
Geographic Allocation	Long-Term Investments
United States	52%
Japan	10
United Kingdom	7
Germany	5
Brazil	3
Canada	3
Australia	3
Switzerland	2
France	2
Other[1]	13
[1]	Includes holdings within countries and geographic regions that are 1% or less of long-term investments. Please refer to the Consolidated Schedule of Investments for such countries.

Overall Asset Exposure

	Percent of Fund’s Net Assets
	4/30/13		10/31/12		Reference Benchmark[5] Percentages
US Equities	32%[2]		35%[2]		36%
European Equities	11	[2]	11	[2]	12
Asia Pacific Equities	13	[2]	10	[2]	9
Other Equities	4		4		3
Total Equities	60	[3]	60	[3]	60

US Dollar Denominated Fixed Income Securities	13		13		24
US Issuers	10		9		—
Non-US Issuers	3		4		—
Non-US Dollar Denominated Fixed Income Securities	9		11		16
Total Fixed Income Securities	22		24		40

Cash & Short-Term Securities[4]	18		16		—
[2]	Includes value of financial futures contracts.
[3]	Includes Preferred Stock.
[4]	Cash & Short-Term Securities are reduced by the market (or nominal) value of long financial futures contracts.
[5]	The Reference Benchmark is an unmanaged weighted index comprised as follows: 36% of the S&P 500® Index; 24% FTSE World (ex US) Index; 24% BofA Merrill Lynch Current 5-Year US Treasury Index; and 16% Citigroup Non-US Dollar World Government Bond Index. Descriptions of these indexes are found on page 5 of this report to shareholders in the “Performance Summary” section.

Derivative Financial Instruments

The Fund may invest in various derivative financial instruments, including financial futures contracts, foreign currency exchange contracts, options and swaps, as specified in Note 2 of the Notes to Consolidated Financial Statements, which may constitute forms of economic leverage. Such derivative financial instruments are used to obtain exposure to a security, index and/or market without owning or taking physical custody of securities or to hedge market, equity, credit, interest rate, foreign currency exchange rate, commodity and/or other risks. Derivative financial instruments involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the derivative financial instrument. The Fund’s ability to use a derivative financial instrument successfully depends on the investment advisor’s ability to predict pertinent market movements accurately, which cannot be assured. The use of derivative financial instruments may result in losses greater than if they had not been used, may require the Fund to sell or purchase portfolio investments at inopportune times or for distressed values, may limit the amount of appreciation the Fund can realize on an investment, may result in lower dividends paid to shareholders or may cause the Fund to hold an investment that it might otherwise sell. The Fund’s investments in these instruments are discussed in detail in the Notes to Consolidated Financial Statements.

BLACKROCK GLOBAL ALLOCATION FUND, INC.	APRIL 30, 2013	7

Consolidated Schedule of Investments April 30, 2013 (Unaudited)	(Percentages shown are based on Net Assets)
Common Stocks	Shares	Value
Argentina — 0.1%
Tenaris SA — ADR (a)	770,121	$34,262,683
Australia — 0.3%
Asciano Ltd.	8,138,753	45,595,247
Mesoblast, Ltd. (a)(b)	5,063,508	30,961,121
Newcrest Mining Ltd.	2,229,903	39,064,342
Orica Ltd.	1,168,506	27,709,141
QBE Insurance Group Ltd.	3,136,735	43,534,587
		186,864,438
Belgium — 0.2%
Anheuser-Busch InBev NV	640,357	61,519,436
RHJ International (a)(b)(c)	4,080,524	19,775,760
RHJ International — ADR (b)(c)	899,200	4,362,649
		85,657,845
Brazil — 1.2%
Anhanguera Educacional Participacoes SA	2,115,583	38,066,219
BR Malls Participacoes SA	2,018,556	23,961,367
Cia Brasileira de Distribuicao Grupo Pao de Acucar, Preference Shares	1,167,479	64,654,091
Cielo SA	2,218,375	58,853,603
Cosan Ltd., Class A	5,717,121	118,630,261
Cyrela Brazil Realty SA	4,508,741	40,969,092
Hypermarcas SA (b)	5,965,444	47,735,479
Itau Unibanco Holding SA, Preference Shares	3,079,463	51,777,151
MRV Engenharia e Participacoes SA	7,720,820	33,187,081
Petroleo Brasileiro SA — ADR	4,618,994	92,241,310
Qualicorp SA (b)	3,503,091	34,142,334
SLC Agricola SA	3,978,838	35,159,743
Telefonica Brasil — ADR	1,582,710	42,068,432
		681,446,163
Canada — 2.2%
Agrium, Inc.	650,279	59,611,076
Athabasca Oil Corp. (b)	7,287,731	52,734,686
Bank of Nova Scotia	828,537	47,773,800
BCE, Inc.	1,285,346	60,206,936
Brookfield Asset Management, Inc., Class A	1,564,240	60,364,022
Canadian Natural Resources Ltd.	1,682,338	49,359,797
Canadian Pacific Railway Ltd.	224,904	28,027,537
Detour Gold Corp. (b)	1,094,441	13,166,535
Eldorado Gold Corp.	4,479,581	35,438,246
First Quantum Minerals Ltd.	2,417,845	42,215,389
Goldcorp, Inc.	5,687,528	168,237,078
Kinross Gold Corp.	1,072,635	5,835,134
Kinross Gold Corp.	4,907,645	26,743,730
Osisko Mining Corp. (b)	4,649,607	19,614,700
Potash Corp. of Saskatchewan, Inc.	2,900,249	122,100,483
Rogers Communications, Inc., Class B	1,002,401	49,448,441
Shaw Communications, Inc., Class B	2,998,580	68,278,749
Silver Wheaton Corp.	2,204,374	54,073,294
Common Stocks	Shares	Value
Canada (concluded)
Suncor Energy, Inc.	240,322	$7,486,030
Suncor Energy, Inc.	5,105,121	159,166,063
Teck Resources Ltd., Class B	1,315,654	34,956,927
TELUS Corp.	973,560	35,030,572
The Toronto-Dominion Bank	388,087	31,815,083
Valeant Pharmaceuticals International, Inc. (b)	257,300	19,575,384
		1,251,259,692
Chile — 0.0%
Sociedad Quimica y Minera de Chile SA — ADR	430,933	21,326,874
China — 0.5%
Baidu.com, Inc. — ADR (b)	269,434	23,130,909
Beijing Enterprises Holdings Ltd.	15,912,232	119,127,915
Chaoda Modern Agriculture Holdings Ltd. (b)	118,119,394	4,724,776
China BlueChemical Ltd.	35,546,800	21,716,490
Dongfeng Motor Group Co. Ltd., Class H	8,822,700	13,180,981
Haitian International Holdings Ltd.	9,842,600	16,843,711
Sinopharm Group Co.	12,104,300	36,070,975
Zhongsheng Group Holdings Ltd.	19,223,671	26,749,635
		261,545,392
Denmark — 0.0%
TDC A/S	2,120,152	17,205,089
France — 1.9%
AXA SA	3,690,796	69,116,162
BNP Paribas SA	2,898,823	161,632,271
Compagnie de Saint-Gobain	1,153,891	46,212,097
European Aeronautic Defence and Space Co. NV	2,308,698	121,972,365
Eutelsat Communications SA	780,824	28,213,435
LVMH Moet Hennessy Louis Vuitton SA	297,312	51,519,599
Safran SA	3,460,974	170,126,556
Sanofi	1,017,599	110,018,253
Sanofi — ADR	150,928	8,052,009
Societe Generale SA	636,662	23,128,006
Technip SA	208,014	22,311,644
Total SA	1,891,621	95,218,615
Total SA — ADR	2,070,347	104,014,233
Unibail-Rodamco SE	127,686	33,378,993
		1,044,914,238
Germany — 2.1%
Allianz SE, Registered Shares	603,545	89,276,690
BASF SE	356,704	33,391,978
Bayerische Motoren Werke AG	490,205	45,329,303
Deutsche Bank AG, Registered Shares	2,701,390	124,353,182
Deutsche Boerse AG	550,685	34,415,638
Deutsche Telekom AG, Registered Shares	7,690,863	91,091,680
Fresenius SE & Co. KGaA	773,929	97,091,573

Portfolio Abbreviations

To simplify the listings of portfolio holdings in the Consolidated Schedule of Investments, the names and descriptions of many of the securities have been abbreviated according to the following list:		CHF CNY EUR FTSE GBP GDR HKD	Swiss Franc Chinese Renminbi Euro Financial Times Stock Exchange British Pound Global Depositary Receipts Hong Kong Dollar	JPY LIBOR MXN MYR PCL RUB SGD	Japanese Yen London Interbank Offered Rate Mexican New Peso Malaysian Ringgit Public Company Limited Russian Ruble Singapore Dollar	S&P SPDR THB TRY USD	Standard and Poor’s Standard and Poor’s Depositary Receipts Thai Baht Turkish Lira US Dollar
ADR AUD BRL CAD	American Depositary Receipts Australian Dollar Brazilian Real Canadian Dollar

See Notes to Consolidated Financial Statements.

8	BLACKROCK GLOBAL ALLOCATION FUND, INC.	APRIL 30, 2013

Consolidated Schedule of Investments (continued)	(Percentages shown are based on Net Assets)
Common Stocks	Shares	Value
Germany (concluded)
Kabel Deutschland Holding AG	744,102	$70,637,302
Lanxess AG	1,114,442	81,389,123
Linde AG	695,784	131,742,165
Muenchener Rueckversicherungs AG, Registered Shares	181,654	36,386,440
SAP AG	467,614	37,279,093
Siemens AG, Registered Shares	1,026,158	107,220,186
Telefonica Deutschland Holding AG (b)	4,617,353	36,699,738
Volkswagen AG, Preference Shares	680,722	138,240,044
		1,154,544,135
Hong Kong — 0.2%
The Link REIT	12,460,183	70,634,219
Yuanda China Holdings Ltd.	126,529,826	11,602,675
		82,236,894
Indonesia — 0.0%
Telekomunikasi Indonesia Tbk PT (b)	16,041,300	19,326,284
Ireland — 0.2%
Covidien Plc	1,024,794	65,422,849
Eaton Corp. Plc	738,685	45,362,646
		110,785,495
Israel — 0.0%
Check Point Software Technologies Ltd. (b)	139,400	6,498,828
Italy — 0.7%
Eni SpA	5,751,942	137,278,205
Fiat Industrial SpA	11,603,924	131,034,897
Intesa Sanpaolo SpA	36,432,812	66,166,244
Telecom Italia SpA	14,571,337	12,376,896
Telecom Italia SpA, Non-Convertible Savings Shares	4,900,359	3,403,398
UniCredit SpA	11,556,225	60,400,204
		410,659,844
Japan — 7.8%
Aisin Seiki Co. Ltd.	982,390	35,461,116
Asahi Kasei Corp.	6,452,900	43,378,651
Astellas Pharma, Inc.	1,234,070	71,927,835
Bridgestone Corp.	3,554,100	134,143,757
Canon, Inc.	1,948,199	70,065,993
Daihatsu Motor Co. Ltd.	1,476,930	29,297,485
Daikin Industries Ltd.	849,700	34,121,561
Daito Trust Construction Co. Ltd.	311,800	30,232,442
Denso Corp.	1,460,080	65,470,924
East Japan Railway Co.	1,774,473	149,795,165
FANUC Corp.	174,380	26,323,030
Fuji Heavy Industries Ltd.	10,701,190	201,990,018
Futaba Industrial Co. Ltd.	1,884,250	8,773,864
Hitachi Chemical Co. Ltd.	2,313,300	36,264,779
Hitachi Ltd.	12,293,500	78,565,834
Honda Motor Co. Ltd.	3,101,781	123,768,702
Hoya Corp.	2,782,917	55,759,456
IHI Corp.	13,206,000	49,244,347
Inpex Corp.	15,958	77,225,634
Japan Airlines Co. Ltd.	1,403,000	71,245,645
JGC Corp.	3,168,630	93,890,780
JSR Corp.	1,855,200	42,706,768
Kao Corp.	842,300	29,125,074
KDDI Corp.	1,831,200	88,057,497
Kirin Holdings Co. Ltd.	3,909,710	68,415,896
Kubota Corp.	8,272,510	118,823,965
Kuraray Co. Ltd.	2,924,820	44,418,648
Kyocera Corp.	353,200	35,928,401
Common Stocks	Shares	Value
Japan (concluded)
Kyowa Hakko Kirin Co. Ltd.	3,156,300	$38,741,893
Mazda Motor Corp. (b)	3,992,000	13,678,344
Mitsubishi Corp.	4,296,330	77,343,638
Mitsubishi UFJ Financial Group, Inc.	16,179,300	109,773,952
Mitsui & Co. Ltd.	12,565,234	173,106,931
MS&AD Insurance Group Holdings	4,324,362	116,025,524
Murata Manufacturing Co. Ltd.	899,640	73,261,015
Nintendo Co. Ltd.	440,800	48,652,242
Nippon Telegraph & Telephone Corp.	931,650	46,331,087
Nitori Holdings Co. Ltd.	130,750	9,864,115
Nitto Denko Corp.	658,800	43,282,838
Nomura Holdings, Inc.	10,477,600	85,630,318
NTT DoCoMo, Inc.	25,798	42,718,852
Okumura Corp.	6,712,620	27,198,601
Rakuten, Inc.	7,308,800	77,958,238
Rinnai Corp.	454,775	36,161,747
Rohm Co. Ltd.	732,200	25,884,433
Ryohin Keikaku Co. Ltd.	618,200	58,381,366
Sekisui Chemical Co. Ltd.	1,517,000	19,102,887
Shin-Etsu Chemical Co. Ltd.	1,997,540	134,658,938
Softbank Corp.	296,100	14,684,763
Sony Financial Holdings, Inc.	3,059,300	43,218,920
Sumitomo Corp.	2,166,700	27,124,984
Sumitomo Electric Industries Ltd.	2,819,800	37,499,559
Sumitomo Mitsui Financial Group, Inc.	3,919,600	185,269,004
Suzuki Motor Corp.	5,502,808	141,401,133
T&D Holdings, Inc.	1,296,300	15,099,610
Terumo Corp.	555,340	27,589,535
Toda Corp.	7,525,900	22,190,293
Tokio Marine Holdings, Inc.	7,388,721	234,811,043
Tokyo Gas Co. Ltd.	18,686,285	106,664,060
Toyota Industries Corp.	2,780,480	113,854,778
Toyota Motor Corp.	1,439,400	83,539,636
Ube Industries Ltd.	14,309,500	28,932,448
West Japan Railway Co.	716,100	34,646,553
Yahoo! Japan Corp. (d)	41,571	20,889,004
Yamada Denki Co. Ltd.	1,185,730	57,221,486
		4,366,817,035
Kazakhstan — 0.1%
KazMunaiGas Exploration Production JSC — GDR	3,249,909	58,335,867
Luxembourg — 0.1%
RTL Group SA (b)	825,800	58,727,036
Malaysia — 0.4%
Axiata Group Bhd	38,288,453	85,244,757
IHH Healthcare Bhd (b)	82,921,800	102,292,142
Telekom Malaysia Bhd	18,755,434	34,027,936
		221,564,835
Mexico — 0.2%
Fibra Uno Administracion SA de CV	6,791,700	26,121,278
Fomento Economico Mexicano SAB de CV — ADR	282,582	32,041,973
Mexichem SAB de CV	6,238,738	31,799,206
TF Administradora Industrial S de RL de C.V. (b)(c)	17,471,100	41,482,405
		131,444,862
Netherlands — 0.4%
CNH Global NV (b)	200,257	8,236,570
ING Groep NV — CVA (b)	6,867,725	56,575,219
Unilever NV — NY Shares	384,464	16,332,031

See Notes to Consolidated Financial Statements.

BLACKROCK GLOBAL ALLOCATION FUND, INC.	APRIL 30, 2013	9

Consolidated Schedule of Investments (continued)	(Percentages shown are based on Net Assets)
Common Stocks	Shares	Value
Netherlands (concluded)
Unilever NV CVA	1,715,164	$73,085,437
Ziggo NV	2,618,992	93,657,838
		247,887,095
Peru — 0.1%
Southern Copper Corp.	866,572	28,882,845
Philippines — 0.1%
Philippine Long Distance Telephone Co. — ADR	360,943	26,518,482
Portugal — 0.0%
Zon Multimedia Servicos de Telecomunicacoes e Multimedia SGPS SA	4,650,825	20,885,930
Russia — 0.2%
Federal Hydrogenerating Co. — ADR	14,537,959	24,714,530
Novorossiysk Commercial Sea Port — GDR (a)	3,026,601	20,883,547
Sberbank	19,379,791	61,722,367
		107,320,444
Singapore — 0.6%
CapitaLand Ltd.	20,138,300	61,414,703
Keppel Corp. Ltd.	8,147,830	71,071,410
Keppel REIT	1,629,566	1,999,911
Oversea-Chinese Banking Corp.	7,338,120	64,780,789
Raffles Medical Group Ltd.	8,391,500	23,301,023
Singapore Press Holdings Ltd.	5,034,860	18,246,599
Singapore Telecommunications Ltd. (b)	25,266,610	80,709,167
		321,523,602
South Africa — 0.1%
Life Healthcare Group Holdings Ltd.	8,669,297	36,624,845
MTN Group Ltd.	817,642	14,755,154
		51,379,999
South Korea — 0.9%
Cheil Industries, Inc.	286,667	24,732,240
Hyundai Motor Co.	305,495	55,472,711
KT Corp. — ADR	1,010,480	16,430,405
POSCO	69,415	19,951,748
Samsung Electronics Co. Ltd.	288,979	399,663,504
		516,250,608
Spain — 0.3%
Banco Bilbao Vizcaya Argentaria SA	4,138,763	40,289,061
Banco Bilbao Vizcaya Argentaria SA	73,906	717,326
Banco Santander SA	7,614,581	54,989,052
Telefonica SA	4,078,018	59,711,592
Telefonica SA — ADR	962,084	14,017,564
		169,724,595
Sweden — 0.2%
Svenska Handelsbanken AB, Class A	1,900,036	86,619,090
Switzerland — 1.8%
Credit Suisse Group AG	1,640,784	45,566,264
Nestle SA, Registered Shares	2,517,374	179,520,089
Novartis AG, Registered Shares	916,458	67,843,159
Roche Holding AG	1,214,721	304,093,728
Swisscom AG, Registered Shares	84,897	39,988,158
Syngenta AG, Registered Shares	559,086	239,019,967
TE Connectivity Ltd.	232,223	10,113,312
UBS AG, Registered Shares	2,789,931	49,767,937
Zurich Insurance Group AG	147,676	41,266,820
		977,179,434
Taiwan — 0.3%
Cheng Shin Rubber Industry Co. Ltd. (b)	10,086,672	34,211,359
Chunghwa Telecom Co. Ltd. (b)	4,899,973	15,641,182
Common Stocks	Shares	Value
Taiwan (concluded)
Chunghwa Telecom Co. Ltd. — ADR (a)	1,293,319	$41,696,604
Far EasTone Telecommunications Co. Ltd. (b)	12,582,099	30,653,792
Yulon Motor Co. Ltd. (b)	13,669,000	23,467,377
		145,670,314
Thailand — 0.3%
Bangkok Dusit Medical Services PCL	7,849,000	45,195,264
PTT Global Chemical PCL	25,843,876	64,279,487
PTT PCL	3,345,470	37,159,224
Siam Commercial Bank PCL	7,123,583	45,144,342
		191,778,317
United Arab Emirates — 0.0%
NMC Health Plc (b)	4,959,223	23,880,565
United Kingdom — 3.3%
Amlin Plc	2,441,347	16,103,337
Antofagasta Plc	4,346,938	60,996,486
AstraZeneca Plc	2,408,979	125,076,542
AstraZeneca Plc — ADR	165,000	8,566,800
BG Group Plc	8,481,306	143,175,781
BHP Billiton Plc	2,296,735	64,613,538
BP Plc	5,393,756	39,083,915
BP Plc — ADR	1,489,325	64,934,570
BT Group Plc	22,520,024	96,827,708
Delta Topco Ltd. (b)	79,261,739	50,513,506
Diageo Plc — ADR	689,200	84,220,240
Genel Energy Plc (b)	3,069,509	42,509,903
GlaxoSmithKline Plc	3,260,920	84,136,533
GlaxoSmithKline Plc — ADR	171,700	8,866,588
Glencore International Plc (a)	3,477,432	17,190,831
Guinness Peat Group Plc	34,285,516	16,310,245
HSBC Holdings Plc	18,726,194	205,089,043
Invensys Plc	7,215,639	43,200,378
Lloyds Banking Group Plc (b)	67,100,554	57,001,440
Manchester United Plc, Class A (b)	1,806,797	32,486,210
National Grid Plc	9,867,510	125,783,170
Pearson Plc	1,402,581	25,509,577
Polyus Gold International Ltd. (b)	12,647,919	39,985,181
Royal Dutch Shell Plc — ADR	764,650	51,973,260
Scottish & Southern Energy Plc	4,132,236	100,049,074
Shire Plc	2,549,235	79,464,629
Unilever Plc	680,645	29,490,101
Unilever Plc — ADR	429,909	18,623,658
Vodafone Group Plc	17,036,609	51,983,715
Vodafone Group Plc — ADR	2,587,665	79,156,672
		1,862,922,631
United States — 31.0%
3M Co.	781,665	81,848,142
Abbott Laboratories	1,606,865	59,325,456
AbbVie, Inc.	2,009,254	92,526,147
Accenture Plc, Class A	124,424	10,133,091
ACE Ltd.	1,793,510	159,873,481
Activision Blizzard, Inc.	7,563,706	113,077,405
Adobe Systems, Inc. (b)	279,922	12,618,884
The AES Corp.	4,291,504	59,480,245
Aetna, Inc.	2,221,964	127,629,612
Agilent Technologies, Inc.	1,043,702	43,251,011
Alexion Pharmaceuticals, Inc. (b)	487,274	47,752,852
Allergan, Inc.	661,129	75,071,198
Alliance Data Systems Corp. (a)(b)	72,798	12,504,512
Amazon.com, Inc. (b)	292,993	74,364,553
Amdocs Ltd.	257,682	9,199,247

See Notes to Consolidated Financial Statements.

10	BLACKROCK GLOBAL ALLOCATION FUND, INC.	APRIL 30, 2013

Consolidated Schedule of Investments (continued)	(Percentages shown are based on Net Assets)
Common Stocks	Shares	Value
United States (continued)
American Capital Agency Corp.	1,691,496	$56,343,732
American Electric Power Co., Inc.	1,527,537	78,561,228
American Express Co.	1,862,732	127,429,496
American International Group, Inc. (b)	1,093,733	45,302,421
American Tower Corp.	1,154,788	96,990,644
American Water Works Co., Inc.	1,399,418	58,607,626
Ameriprise Financial, Inc.	110,400	8,228,112
AmerisourceBergen Corp.	1,136,338	61,498,613
Amgen, Inc.	851,977	88,784,523
Anadarko Petroleum Corp.	2,050,011	173,758,932
Apache Corp.	583,616	43,117,550
Apple, Inc.	11,025	4,881,319
Arch Capital Group Ltd. (a)(b)	475,101	25,208,859
AT&T, Inc.	5,140,945	192,579,800
Avery Dennison Corp.	682,349	28,283,366
Axis Capital Holdings Ltd.	207,251	9,249,612
Bank of America Corp.	15,752,546	193,913,841
The Bank of New York Mellon Corp.	5,183,385	146,275,125
BB&T Corp.	1,778,030	54,709,983
Berkshire Hathaway, Inc., Class B (b)	403,318	42,880,770
The Boeing Co.	361,593	33,053,216
BorgWarner, Inc. (b)	453,746	35,469,325
Bristol-Myers Squibb Co.	2,314,562	91,934,403
Brookfield Property Partners LP	89,787	1,982,497
CA, Inc.	284,870	7,682,944
Calpine Corp. (b)	3,834,722	83,328,509
Capital One Financial Corp.	1,342,715	77,582,073
Cardinal Health, Inc.	3,128,612	138,347,223
Celgene Corp. (b)	867,588	102,436,115
CF Industries Holdings, Inc.	40,009	7,462,079
Charter Communications, Inc., Class A (b)	637,818	64,253,785
Chevron Corp.	68,855	8,400,999
The Chubb Corp.	826,061	72,751,192
Cisco Systems, Inc.	2,957,414	61,869,101
Citigroup, Inc.	3,388,133	158,090,286
Citrix Systems, Inc. (b)	821,177	51,052,574
CMS Energy Corp.	1,518,570	45,465,986
CNA Financial Corp.	269,864	9,097,115
Coach, Inc.	1,156,646	68,080,184
Cobalt International Energy, Inc. (a)(b)	1,579,984	44,144,753
The Coca-Cola Co. (e)	5,566,338	235,623,088
Colgate-Palmolive Co.	954,962	114,032,012
Comcast Corp., Class A	6,658,951	275,014,676
Computer Sciences Corp.	235,237	11,020,853
Constellation Brands, Inc., Class A (b)	258,866	12,775,037
Corning, Inc. (d)	8,229,551	119,328,489
Coventry Health Care, Inc.	173,985	8,620,957
Crown Castle International Corp. (b)	695,542	53,556,734
Crown Holdings, Inc. (b)	638,410	27,247,339
Cubist Pharmaceuticals, Inc. (a)(b)	624,257	28,665,881
Cummins, Inc.	342,672	36,456,874
CVS Caremark Corp.	1,763,954	102,626,844
DaVita HealthCare Partners, Inc. (b)	449,176	53,294,732
Delphi Automotive Plc	541,542	25,024,656
Devon Energy Corp.	1,558,913	85,833,750
Diamond Offshore Drilling, Inc.	117,165	8,096,101
Discover Financial Services	2,052,353	89,769,920
DISH Network Corp., Class A	257,731	10,100,478
Dominion Resources, Inc.	1,655,196	102,092,489
Dr. Pepper Snapple Group, Inc.	402,094	19,634,250
Duke Energy Corp.	792,236	59,576,147
Eastman Chemical Co.	145,999	9,730,833
Electronic Arts, Inc. (b)	5,367,901	94,528,737
Common Stocks	Shares	Value
United States (continued)
EMC Corp. (b)	7,583,851	$170,105,778
Energizer Holdings, Inc.	87,029	8,406,131
EOG Resources, Inc.	474,070	57,438,321
Equity Residential	907,396	52,683,412
Expedia, Inc.	160,101	8,940,040
Express Scripts Holding Co. (b)	1,140,467	67,709,526
Fidelity National Financial, Inc., Class A	1,310,072	35,175,433
Fidelity National Information Services, Inc.	251,993	10,596,306
FMC Corp.	2,898,495	175,938,646
Ford Motor Co.	8,600,946	117,918,970
Freeport-McMoRan Copper & Gold, Inc.	2,294,021	69,807,059
Freescale Semiconductor Ltd. (b)	6,669,684	103,246,708
Fusion-io, Inc. (a)(b)(c)(d)	5,038,527	94,623,537
General Dynamics Corp.	113,100	8,364,876
General Electric Co.	16,737,223	373,072,701
General Mills, Inc.	1,585,629	79,947,414
General Motors Co. (a)(b)	3,783,960	116,697,326
Gilead Sciences, Inc. (b)	2,097,064	106,195,321
The Goldman Sachs Group, Inc.	668,510	97,649,256
Google, Inc., Class A (b)	412,612	340,227,477
Halliburton Co.	1,121,979	47,987,042
HCA Holdings, Inc.	2,659,963	106,105,924
HealthSouth Corp. (a)(b)	1,176,100	32,342,750
Helmerich & Payne, Inc.	141,459	8,292,327
Hillshire Brands Co.	1,744,083	62,630,020
Humana, Inc. (d)	1,809,975	134,137,247
International Game Technology	1,818,891	30,830,202
International Paper Co.	222,335	10,445,298
Intuit, Inc.	128,153	7,643,045
Intuitive Surgical, Inc. (b)	54,673	26,914,971
Johnson & Johnson	2,573,636	219,350,996
Johnson Controls, Inc.	966,061	33,821,796
JPMorgan Chase & Co.	6,587,694	322,862,883
KBR, Inc.	879,329	26,450,216
Kimberly-Clark Corp.	702,932	72,535,553
KLA-Tencor Corp.	140,400	7,616,700
Kohl’s Corp.	1,187,049	55,862,526
Kraft Foods Group, Inc. (d)	1,682,291	86,621,164
The Kroger Co.	265,647	9,132,944
L-3 Communications Holdings, Inc.	111,870	9,089,437
Leap Wireless International, Inc. (a)(b)	1,201,898	6,874,857
Lear Corp.	171,552	9,912,275
Liberty Media Corp. (b)	430,717	49,480,769
Life Technologies Corp. (b)	453,523	33,420,110
Lincoln National Corp.	340,186	11,569,726
M&T Bank Corp.	354,292	35,500,058
Macy’s, Inc.	184,100	8,210,860
Marathon Oil Corp. (e)	7,092,127	231,699,789
Marathon Petroleum Corp. (d)	3,532,808	276,830,835
MasterCard, Inc., Class A	484,386	267,831,551
Mattel, Inc.	1,562,223	71,331,102
McDonald’s Corp.	1,541,182	157,416,329
McKesson Corp.	836,361	88,503,721
Mead Johnson Nutrition Co.	1,387,338	112,499,238
Medtronic, Inc.	1,404,458	65,560,099
Merck & Co., Inc.	4,687,436	220,309,492
MetLife, Inc.	1,173,703	45,762,680
Mettler-Toledo International, Inc. (a)(b)	173,446	36,243,276
Microsoft Corp.	6,745,976	223,291,806
Mondelez International, Inc., Class A	3,914,226	123,102,408
Monsanto Co.	916,575	97,908,541
Morgan Stanley	1,495,279	33,120,430
Motorola Solutions, Inc.	161,491	9,237,285

See Notes to Consolidated Financial Statements.

BLACKROCK GLOBAL ALLOCATION FUND, INC.	APRIL 30, 2013	11

Consolidated Schedule of Investments (continued)	(Percentages shown are based on Net Assets)
Common Stocks		Shares	Value
United States (continued)
Murphy Oil Corp.		132,350	$8,217,611
National Oilwell Varco, Inc.		1,740,577	113,520,432
Newmont Mining Corp.		2,305,272	74,690,813
NextEra Energy, Inc.		1,799,509	147,613,723
Northern Trust Corp.		672,669	36,270,312
Northrop Grumman Corp.		122,657	9,290,041
Occidental Petroleum Corp.		2,438,807	217,687,913
Onyx Pharmaceuticals, Inc. (a)(b)		344,657	32,673,484
Oracle Corp.		9,133,813	299,406,390
PACCAR, Inc.		943,047	46,944,880
Parker Hannifin Corp.		90,390	8,005,842
PepsiCo, Inc.		2,321,897	191,486,846
PerkinElmer, Inc.		1,144,775	35,087,354
Perrigo Co.		382,306	45,651,159
Pfizer, Inc.		12,729,697	370,052,292
Philip Morris International, Inc.		106,439	10,174,504
Phillips 66		1,731,359	105,526,331
Platinum Underwriters Holdings Ltd.		312,056	17,709,178
PPG Industries, Inc.		84,132	12,379,182
PPL Corp.		1,943,728	64,881,641
Praxair, Inc.		272,848	31,186,526
Precision Castparts Corp.		466,921	89,317,318
The Procter & Gamble Co. (d)		2,147,800	164,886,606
The Progressive Corp.		2,199,272	55,619,589
Prudential Financial, Inc.		515,234	31,130,438
PulteGroup, Inc.		3,486,281	73,177,038
QEP Resources, Inc.		3,627,629	104,149,229
QUALCOMM, Inc.		4,115,768	253,613,624
Raytheon Co.		153,597	9,427,784
Red Hat, Inc. (b)		548,493	26,289,269
Reinsurance Group of America, Inc.		106,500	6,661,575
RenaissanceRe Holdings Ltd.		386,702	36,307,451
Rockwell Automation, Inc.		1,330,020	112,759,096
Ross Stores, Inc.		112,868	7,457,189
Schlumberger Ltd.		2,801,959	208,549,808
Sealed Air Corp.		1,285,491	28,435,061
Simon Property Group, Inc.		438,644	78,109,337
SM Energy Co.		1,005,422	61,330,742
Sprint Nextel Corp. (b)		3,798,915	26,782,351
The St. Joe Co. (b)(c)		9,229,019	180,611,902
Stancorp Financial Group, Inc.		46,531	2,009,209
State Street Corp.		1,700,733	99,441,858
Stillwater Mining Co. (a)(b)		1,782,999	22,180,508
Symantec Corp.		325,226	7,902,992
Tenet Healthcare Corp. (b)		1,019,727	46,254,817
Thermo Fisher Scientific, Inc.		896,798	72,353,663
TIBCO Software, Inc. (b)		2,815,975	54,658,075
Tiffany & Co. (d)		1,456,969	107,349,476
Time Warner Cable, Inc.		813,488	76,378,388
Torchmark Corp.		138,598	8,602,778
The Travelers Cos., Inc.		1,319,626	112,709,257
Twitter, Inc.		3,117,416	52,996,072
TRW Automotive Holdings Corp. (b)		461,600	27,728,312
Union Pacific Corp.		1,202,399	177,906,956
United Continental Holdings, Inc. (b)		2,315,553	74,792,362
United Parcel Service, Inc., Class B		925,465	79,441,916
United Technologies Corp.		2,321,152	211,897,966
UnitedHealth Group, Inc.		1,638,158	98,174,809
Universal Health Services, Inc., Class B		2,341,064	155,891,452
Unum Group		319,912	8,922,346
US Bancorp		3,112,276	103,576,545
Valero Energy Corp.		287,460	11,590,387
Verizon Communications, Inc.		3,715,138	200,283,090
Common Stocks		Shares	Value
United States (concluded)
Visa, Inc., Class A		1,892,375	$318,789,492
VMware, Inc., Class A (a)(b)		852,904	60,129,732
Wal-Mart Stores, Inc.		2,597,749	201,897,052
The Walt Disney Co.		304,112	19,110,398
Waters Corp. (b)		626,423	57,881,485
WellPoint, Inc.		611,376	44,581,538
Wells Fargo & Co.		8,139,362	309,132,969
Western Digital Corp.		200,251	11,069,875
WhiteWave Foods Co. (a)(b)		596,594	10,088,405
Whiting Petroleum Corp. (b)		1,383,844	61,581,058
Williams-Sonoma, Inc. (d)		592,870	31,825,262
Wyndham Worldwide Corp.		132,320	7,949,786
XL Group Plc		3,170,274	98,722,332
			17,360,305,619
Total Common Stocks — 57.8%			32,344,153,099

Fixed Income Securities
Corporate Bonds		Par (000)
Argentina — 0.0%
Empresa Distribuidora Y Comercializadora Norte, 9.75%, 10/25/22 (f)	USD	6,575	3,057,375
Australia — 0.1%
FMG Resources August 2006 Property Ltd., 6.00%, 4/01/17 (f)		21,269	22,119,760
TFS Corp. Ltd., 11.00%, 7/15/18 (f)		58,050	54,552,631
			76,672,391
Brazil — 0.3%
Banco Bradesco SA/Cayman Islands, 4.50%, 1/12/17 (f)		35,139	37,950,120
Hypermarcas SA, 6.50%, 4/20/21 (f)		19,928	21,452,492
Odebrecht Drilling Norbe VIII/IX Ltd., 6.35%, 6/30/21 (f)		28,012	31,092,987
Odebrecht Finance Ltd., 5.13%, 6/26/22 (f)		16,571	17,730,970
OGX Petroleo e Gas Participacoes SA, 8.50%, 6/01/18 (f)		54,711	34,331,152
			142,557,721
Canada — 0.0%
Viterra, Inc., 5.95%, 8/01/20 (f)		15,219	16,603,625
Chile — 0.2%
Banco Del Estado De Chile/New York, 2.03%, 4/02/15		39,500	40,436,703
Banco Santander Chile, 2.29%, 2/14/14 (f)(g)		33,200	32,916,870
Inversiones Alsacia SA, 8.00%, 8/18/18 (f)		33,495	27,967,977
			101,321,550
China — 0.1%
Celestial Nutrifoods Ltd., 0.00%, 6/12/11 (b)(h)	SGD	89,400	725,826
China Milk Products Group Ltd.0.00%, 1/05/12 (b)(h)	USD	39,800	11,940,000
China Petroleum & Chemical Corp., Series SINO, 1.34%, 4/24/14 (i)(j)	HKD	107,330	16,527,947
			29,193,773

See Notes to Consolidated Financial Statements.

12	BLACKROCK GLOBAL ALLOCATION FUND, INC.	APRIL 30, 2013

Consolidated Schedule of Investments (continued)	(Percentages shown are based on Net Assets)
Corporate Bonds		Par (000)	Value
Colombia — 0.0%
Colombia Telecomunicaciones SA ESP, 5.38%, 9/27/22 (f)	USD	16,361	$16,401,903
France — 0.0%
Numericable Finance & Co. SCA, 12.38%, 2/15/19 (f)	EUR	5,465	8,600,576
Germany — 0.0%
Unitymedia Hessen GmbH & Co. KG, 5.50%, 1/15/23 (f)	USD	14,934	15,456,690
Hong Kong — 0.2%
FU JI Food and Catering Services Holdings Ltd., 0.00%, 10/18/10 (b)(h)	CNY	190,300	308,678
Hutchison Whampoa International Ltd., 3.50%,1/13/17 (f)	USD	32,952	34,971,694
Sun Hung Kai Properties Capital Market Ltd., 4.50%, 2/14/22		24,633	26,742,496
Wharf Finance 2014 Ltd., 2.30%, 6/07/14 (j)	HKD	248,000	32,956,837
			94,979,705
India — 0.2%
ICICI Bank Ltd — Dubai, 4.70%, 2/21/18 (f)	USD	16,619	17,659,981
REI Agro Ltd. (j):
5.50%, 11/13/14 (f)		46,977	34,058,325
5.50%, 11/13/14		8,353	6,055,925
Suzlon Energy, Ltd. (b)(h):
0.00%, 10/11/12		30,176	20,670,560
79.76%, 7/25/14 (j)		39,759	25,843,350
			104,288,141
Indonesia — 0.0%
Bumi Investment Property Ltd., 10.75%, 10/06/17 (f)		21,373	17,258,698
Ireland — 0.0%
Nara Cable Funding Ltd., 8.88%, 12/01/18 (f)		7,318	7,720,490
Ono Finance II Plc, 10.88%, 7/15/19 (f)		5,695	6,036,700
			13,757,190
Italy — 0.1%
Intesa Sanpaolo SpA, 3.13%, 1/15/16		48,274	48,256,477
Luxembourg — 0.2%
Capsugel Finance Co. SCA, 9.88%, 8/01/19 (f)	EUR	9,924	14,899,135
Intelsat Jackson Holdings SA, 7.50%, 4/01/21	USD	41,239	46,496,973
Matterhorn Mobile SA, 6.75%, 5/15/19 (f)	CHF	5,000	5,742,095
Sberbank of Russia Via SB Capital SA, 5.13%, 10/29/22 (f)	USD	32,423	32,847,741
TNK-BP Finance SA:
7.50%, 7/18/16 (f)		14,345	16,442,956
6.63%, 3/20/17 (f)		14,742	16,805,880
Series 2 7.50%, 7/18/16		4,413	5,058,401
			138,293,181
Mexico — 0.1%
Banco Santander Mexico SA, 4.13%, 11/09/22 (f)		26,353	26,550,647
Netherlands — 0.6%
Bio City Development Co. BV, 8.00%, 7/06/18 (f)(j)		142,200	142,022,250

Corporate Bonds		Par (000)	Value
Netherlands (concluded)
Rabobank Nederland:
3.38%, 1/19/17	USD	46,197	$49,749,549
3.95%, 11/09/22		16,959	17,481,931
Volkswagen International Finance NV, 5.50%, 11/09/15 (f)(j)	EUR	69,900	94,706,017
Ziggo BV, 3.63%, 3/27/20		12,695	16,781,381
			320,741,128
Singapore — 0.5%
CapitaLand Ltd. (j):
2.10%, 11/15/16	SGD	66,000	53,785,418
3.13%, 3/05/18		55,250	48,916,234
2.95%, 6/20/22		131,000	106,755,906
Keppel Land Ltd., 2.50%, 6/23/13 (j)		29,400	23,869,449
Olam International Ltd., 6.00%, 10/15/16 (j)	USD	55,000	53,900,000
			287,227,007
South Korea — 0.2%
Export-Import Bank of Korea, 1.25%, 11/20/15		21,936	21,820,639
Zeus Cayman, 13.58%, 8/19/13 (i)(j)	JPY	7,253,000	72,541,160
Zeus Cayman II, 0.00%, 8/18/16 (i)(j)		2,306,000	30,810,535
			125,172,334
Spain — 0.1%
Nara Cable Funding Ltd., 8.88%, 12/01/18 (f)	EUR	21,265	30,105,323
Sweden — 0.1%
Nordea Bank AB, 3.13%, 3/20/17 (f)	USD	30,767	32,849,926
Switzerland — 0.0%
UBS AG/Stamford CT, 5.88%, 12/20/17		15,402	18,330,613
United Arab Emirates — 0.5%
Dana Gas Sukuk Ltd., 7.50%, 10/31/13 (b)(h)		239,790	224,515,377
Pyrus Ltd. (j):
7.50%, 12/20/15		3,300	4,425,300
7.50%, 12/20/15 (f)		46,200	61,954,200
			290,894,877
United Kingdom — 0.5%
BAT International Finance Plc, 2.13%, 6/07/17 (f)		30,899	31,982,010
British Telecommunications Plc, 1.41%, 12/20/13 (g)		12,768	12,850,647
Delta Topco Ltd., 10.00%, 11/24/60		65,534	66,563,131
Essar Energy Plc, 4.25%, 2/01/16 (j)		44,500	36,601,250
Lloyds TSB Bank Plc, 13.00% (g)(k)	GBP	57,372	134,569,365
			282,566,403
United States — 2.6%
Ally Financial, Inc., 4.50%, 2/11/14	USD	22,725	23,236,312
Anheuser-Busch InBev Worldwide, Inc., 1.38%, 7/15/17		23,359	23,671,964
Apple, Inc., 1.00%, 5/03/18		72,962	72,692,770
Bank of America Corp.:
2.00%, 1/11/18		44,288	44,429,810
1.35%, 3/22/18 (g)		23,698	23,642,286
Brookdale Senior Living, Inc., 2.75%, 6/15/18 (j)		6,571	7,712,711
Building Materials Corp. of America, 6.88%,8/15/18 (f)		10,633	11,483,640
Cablevision Systems Corp., 5.88%, 9/15/22		19,855	20,103,188

See Notes to Consolidated Financial Statements.

BLACKROCK GLOBAL ALLOCATION FUND, INC.	APRIL 30, 2013	13

Consolidated Schedule of Investments (continued)	(Percentages shown are based on Net Assets)
Corporate Bonds		Par (000)	Value
United States (concluded)
CIT Group, Inc., 4.75%, 2/15/15 (f)	USD	35,094	$36,936,435
Citigroup, Inc., 5.95% (g)(k)		23,363	24,472,743
Cobalt International Energy, Inc., 2.63%, 12/01/19 (j)		97,061	108,526,331
CONSOL Energy, Inc., 8.00%, 4/01/17		48,971	53,011,107
Cricket Communications, Inc., 7.75%, 10/15/20		19,864	20,211,620
Crown Cork & Seal Co., Inc., 7.50%, 12/15/96		5,827	5,695,893
Cubist Pharmaceuticals, Inc., 2.50%, 11/01/17 (j)		19,680	33,283,800
Daimler Finance NA LLC (f):
0.88%, 1/09/15 (g)		46,925	47,090,223
1.30%, 7/31/15		9,211	9,278,001
DaVita HealthCare Partners, Inc., 6.38%, 11/01/18		9,538	10,193,738
DJO Finance LLC, 9.75%, 10/15/17		4,020	4,231,050
Electronic Arts, Inc., 0.75%, 7/15/16 (j)		18,199	17,721,276
Ford Motor Credit Co. LLC, 2.38%, 1/16/18		32,762	32,902,385
Forest City Enterprises, Inc., 4.25%, 8/15/18 (j)		33,059	37,336,008
General Electric Capital Corp., 5.55%, 5/04/20		32,156	38,822,100
Gilead Sciences, Inc., Series D, 1.63%, 5/01/16 (j)		56,265	126,314,925
Hologic, Inc., 2.00%, 12/15/37 (j)(l)		63,295	72,314,537
HSBC USA, Inc., 1.63%, 1/16/18		32,333	32,547,820
Hughes Satellite Systems Corp., 7.63%, 6/15/21		9,467	10,863,383
Hyundai Capital America (f):
1.63%, 10/02/15		12,431	12,449,721
2.13%, 10/02/17		19,831	19,878,297
JPMorgan Chase & Co., Series Q, 5.15% (g)(k)		59,454	60,420,127
Morgan Stanley, 7.30%, 5/13/19		19,192	24,038,556
Mylan, Inc., 3.75%, 9/15/15 (j)		38,507	85,870,610
NBCUniversal Enterprise, Inc., 5.25% (f)(k)		29,500	29,600,920
Phibro Animal Health Corp., 9.25%, 7/01/18 (f)		4,575	4,952,438
Reliance Holdings USA, Inc. (f):
4.50%, 10/19/20		23,331	25,049,211
5.40%, 2/14/22		9,888	11,144,765
Sabine Pass Liquefaction LLC, 5.63%, 4/15/23 (f)		22,545	23,164,988
Salesforce.com, Inc., 0.25%, 4/01/18 (f)(j)		63,865	63,592,424
SunGard Data Systems, Inc., 7.38%, 11/15/18		28,058	30,302,640
Take-Two Interactive Software, Inc. (j):
4.38%, 6/01/14		12,408	18,340,575
1.75%, 12/01/16		49,273	54,970,190
Texas Industries, Inc., 9.25%, 8/15/20		19,615	21,846,206
			1,434,347,724
Total Corporate Bonds — 6.6%			3,675,484,978

Floating Rate Loan Interests (g)
Canada — 0.0%
Essar Steel Algoma, Inc., ABL Term Loan, 8.75%, 9/20/14		18,780	19,037,810
Floating Rate Loan Interests (g)		Par (000)	Value
Chile — 0.1%
GNL Quintero SA, Term Loan, 1.28%, 6/20/23	USD	38,538	$33,682,462
Netherlands — 0.1%
Constellium Holding Co. BV:
6.75%, 3/25/20	EUR	15,667	21,045,316
Term Loan B, 6.25%, 3/25/20	USD	15,666	16,058,060
			37,103,376
United Kingdom — 0.2%
Delta Debtco Ltd., Term Loan, 9.25%, 10/30/19		96,000	101,640,000
United States — 0.3%
Cricket Communications, Inc., Term Loan C, 4.75%, 2/21/20		38,995	39,155,269
Obsidian Natural Gas Trust, Term Loan, 7.00%, 11/02/15		55,491	55,768,855
Univision Communications, Inc., Refi Term Loan B, 4.75%, 3/01/20		62,455	63,048,323
Vodafone Americas Finance 2, Inc., Term Loan B, 6.25%, 7/11/16 (m)		42,457	43,624,118
			201,596,565
Total Floating Rate Loan Interests — 0.7%			393,060,213

Foreign Agency Obligations
Australia Government Bond:
Series 129, 5.50%, 12/15/13	AUD	141,040	148,773,521
Series 133, 5.50%, 4/21/23		449,320	561,100,926
Brazil Notas do Tesouro Nacional:
Series B, 6.00%, 8/15/22	BRL	330	441,088,446
Series F, 10.00%, 1/01/21		642	330,536,416
Bundesrepublik Deutschland:
Series 09, 3.50%, 7/04/19	EUR	287,509	447,414,181
Series 2007, 4.25%, 7/04/17		365,970	562,693,759
Canadian Government Bond:
4.00%, 6/01/16	CAD	55,628	60,125,395
1.50%, 3/01/17		94,522	95,142,170
3.50%, 6/01/20		69,418	78,618,150
Hong Kong Government Bond:
1.67%, 3/24/14	HKD	197,900	25,848,760
3.51%, 12/08/14		478,200	64,921,852
1.69%, 12/22/14		259,100	34,214,662
0.27%, 12/18/17		243,000	31,236,858
3.56%, 6/25/18		145,700	21,825,194
Malaysia Government Bond:
Series 0108, 3.46%, 7/31/13	MYR	188,681	62,077,940
Series 0509, 3.21%, 5/31/13		314,954	103,528,408
Series 2/04, 5.09%, 4/30/14		308,482	103,514,798
Netherlands Government Bond, 1.00%, 2/24/17 (f)	USD	61,709	62,512,533
Queensland Treasury Corp.:
Series 17, 6.00%, 9/14/17	AUD	162,140	187,428,218
Series 21, 6.00%, 6/14/21		98,515	117,951,256
Russian Federal Bond — OFZ, Series 6208, 7.50%, 2/27/19	RUB	2,030,771	69,955,175
Switzerland Government Bond:
2.00%, 4/28/21	CHF	23,265	28,244,280
2.00%, 5/25/22		16,652	20,273,246
4.00%, 2/11/23		33,033	47,009,320
Turkey Government Bond (i):
4.71%, 5/15/13	TRY	137,422	76,506,154
4.75%, 7/17/13		65,019	35,903,199

See Notes to Consolidated Financial Statements.

14	BLACKROCK GLOBAL ALLOCATION FUND, INC.	APRIL 30, 2013

Consolidated Schedule of Investments (continued)	(Percentages shown are based on Net Assets)
Foreign Agency Obligations		Par (000)	Value
United Kingdom Gilt, 4.75%, 3/07/20	GBP	357,587	$689,173,586
Vnesheconombank Via VEB Finance Plc, 6.03%, 7/05/22 (f)	USD	16,650	18,876,937
Total Foreign Agency Obligations — 8.1%			4,526,495,340

Non-Agency Mortgage-Backed Securities
Commercial Mortgage-Backed Securities — 0.1%
Banc of America Large Loan, Inc., Series 2010, Class HLTN, 2.50%, 11/15/15 (g)		67,482	68,003,822

US Treasury Obligations
US Treasury Notes:
2.25%, 3/31/16 (n)		493,476	521,387,567
0.63%, 9/30/17 (e)		252,447	253,058,226
1.38%, 9/30/18		264,921	273,592,408
1.00%, 9/30/19		193,042	193,298,260
1.25%, 10/31/19		66,068	67,157,370
3.50%, 5/15/20 (e)		830,053	966,298,729
2.63%, 8/15/20		433,410	478,139,322
2.00%, 11/15/21		78,338	81,887,129
1.75%, 5/15/22		93,863	95,541,896
1.63%, 11/15/22		130,101	129,917,878
Total US Treasury Obligations — 5.5%			3,060,278,785
Total Fixed Income Securities — 21.0%			11,723,323,138

Investment Companies		Shares
United States — 1.5%
ETFS Gold Trust (b)(c)		1,355,000	197,138,950
ETFS Palladium Trust (b)(c)		462,500	31,667,375
ETFS Platinum Trust (b)(c)		390,600	57,668,184
iShares Gold Trust (b)(o)		11,836,612	169,855,382
SPDR Gold Shares (b)		2,822,561	402,977,034
Total Investment Companies — 1.5%			859,306,925

Preferred Securities
Capital Trusts		Par (000)
Germany — 0.0%
Deutsche Bank Capital Funding Trust VII, 5.63% (f)(g)(k)	USD	7,870	7,771,625
Switzerland — 0.1%
Credit Suisse Group Guernsey I Ltd., 7.88%, 2/24/41 (g)		32,513	35,683,017
United States — 0.2%
General Electric Capital Corp., 6.25% (g)(k)		46,400	51,296,685
USB Capital IX, 3.50% (g)(k)		44,491	41,710,312
			93,006,997
Total Capital Trusts — 0.3%			136,461,639
Preferred Stocks	Shares	Value
United Kingdom — 0.2%
HSBC Holdings Plc, 8.00%	1,334,700	$38,479,401
Royal Bank of Scotland Group Plc:
6.40%	831,500	19,307,430
6.75%	462,850	11,265,769
7.25%	1,275,671	32,108,639
		101,161,239
United States — 0.9%
Bank of America Corp., 8.63%	2,558,831	65,250,190
Cliffs Natural Resources, Inc., 7.00% (j)	1,224,317	25,061,769
Fannie Mae, Series S, 8.25% (g)	4,521,872	20,710,174
General Motors Co., 4.75% (j)	1,255,485	58,354,943
Health Care REIT, Inc., 6.50% (j)	690,708	46,760,932
NextEra Energy, Inc., 5.60% (j)	865,606	49,781,001
PPL Corp. (j):
8.75%	634,000	36,138,000
9.50%	755,396	44,152,896
Twitter, Inc. (b):
Class A, Junior	35,908	610,436
Series D	3,257,472	55,377,024
US Bancorp (g):
Series F, 6.50%	1,249,093	37,422,826
Series G, 6.00%	663,362	18,613,938
United Technologies Corp., 7.50% (j)	465,331	27,519,675
Wells Fargo & Co., Series L, 7.50% (j)	23,542	31,069,555
		516,823,359
Total Preferred Stocks — 1.1%		617,984,598

Trust Preferreds
United States — 0.3%
Citigroup Capital XIII, 7.88%, 10/30/40 (g)	2,171,193	60,245,856
Continental Airlines Finance Trust II, 6.00%, 11/15/30 (j)	105,150	4,997,906
GMAC Capital Trust I, 8.13%, 2/15/40 (g)	2,678,400	72,212,826
Omnicare Capital, 4.00%, 6/15/33 (j)	461,865	25,025,899
RBS Capital Funding Trust VII, 6.08% (b)(h)(k)	814,489	17,978,487
Total Trust Preferreds — 0.3%		180,460,974
Total Preferred Securities — 1.7%		934,907,211

Rights
Brazil — 0.0%
Cia Brasileira de Distribuicao Grupo Pao de Acucar (Expires 5/17/13)	1,330	3,995
Spain — 0.0%
Banco Santander SA (Expires 5/03/13)	7,614,581	1,614,512
Total Rights — 0.0%		1,618,507

Warrants (p)
Australia — 0.0%
TFS Corp., Ltd. (Issued/exercisable 8/01/11, 1 share for 1 warrant, Expires 7/15/18, Strike Price AUD 1.28)	21,478,500	2,791,518

See Notes to Consolidated Financial Statements.

BLACKROCK GLOBAL ALLOCATION FUND, INC.	APRIL 30, 2013	15

Consolidated Schedule of Investments (continued)	(Percentages shown are based on Net Assets)
Warrants (p)		Shares	Value
Canada — 0.0%
Kinross Gold Corp. (Issued/exercisable 10/29/08, 1 share for 1 warrant, Expires 9/03/13, Strike Price CAD 32.00) (a)		560,413	$2,781
Total Warrants — 0.0%			2,794,299
Total Long-Term Investments (Cost — $36,957,936,870) — 82.0%			45,866,103,179

Short-Term Securities
Foreign Agency Obligations (q)		Par (000)
Japan Treasury Discount Bill:
0.08%, 5/13/13	JPY	13,010,000	133,453,026
0.08%, 6/20/13		11,170,000	114,569,164
0.04%, 9/10/13		16,180,000	165,922,966
Mexico Cetes:
4.08%, 8/22/13	MXN	64,635	52,600,801
4.08%, 9/05/13		83,987	68,247,730
3.95% — 4.16%, 4/03/14		130,297	103,484,247
4.09%, 10/03/13		219,628	177,910,526
Series BI, 4.08%, 9/19/13		174,584	141,653,444
Turkey Government Bond, 5.83%, 9/11/13	TRY	51,608	28,298,831
Total Foreign Agency Obligations — 1.8%			986,140,735

Money Market Funds		Shares
BlackRock Liquidity Funds, TempFund, Institutional Class, 0.08% (o)(r)		8,546,227	8,546,227
		Beneficial Interest (000)
BlackRock Liquidity Series LLC, Money Market Series, 0.22% (o)(r)(s)	USD	422,648	422,648,288
Total Money Market Funds — 0.8%			431,194,515

Time Deposits		Par (000)
Australia — 0.0%
Brown Brothers Harriman & Co., 1.81%, 5/01/13	AUD	1,448	1,500,824
JPMorgan Chase & Co., 1.81%, 5/01/13		10,909	11,308,955
			12,809,779
Canada — 0.0%
Bank of America Corp., 0.24%, 5/01/13	CAD	514	510,609
Europe — 0.1%
Citibank NA, 0.00%, 5/02/13	EUR	18,197	23,964,126
Hong Kong — 0.1%
JPMorgan Chase & Co., 0.01%, 5/02/13	HKD	396,124	51,045,859
Japan — 0.0%
Citibank NA, 0.01%, 5/02/13	JPY	1,497,410	15,360,410
Singapore — 0.0%
Brown Brothers Harriman & Co., 0.01%, 5/02/13	SGD	3	2,037
Time Deposits		Par (000)	Value
Switzerland — 0.0%
Brown Brothers Harriman & Co., 0.00%, 5/02/13	CHF	3,755	$4,038,289
United States — 0.0%
Brown Brothers Harriman & Co., 0.06%, 5/01/13	USD	91	90,646
Total Time Deposits — 0.2%			107,821,755

US Treasury Obligations (q)
US Treasury Bills:
0.05% — 0.08%, 5/02/13		709,920	709,918,865
0.07% — 0.09%, 5/09/13		864,650	864,634,914
0.05% — 0.10%, 5/16/13		855,150	855,121,530
0.08% — 0.11%, 5/23/13		495,250	495,225,451
0.07% — 0.08%, 6/06/13		411,000	410,968,633
0.05% — 0.07%, 6/13/13		510,500	510,469,516
0.05% — 0.09%, 6/20/13		610,355	610,288,779
0.05% — 0.08%, 6/27/13		559,500	559,440,704
0.07% — 0.08%, 7/05/13		601,100	601,067,540
0.04% — 0.06%, 7/18/13		970,195	970,100,891
0.04% — 0.07%, 7/25/13		1,400,965	1,400,799,686
0.03% — 0.07%, 7/11/13		1,050,525	1,050,468,272
0.04% — 0.05%, 8/01/13		268,000	267,965,696
Total US Treasury Obligations — 16.6%			9,306,470,477
Total Short-Term Securities (Cost — $10,838,458,575) — 19.4%			10,831,627,482

Options Purchased
Total Options Purchased (Cost — $412,497,903) — 0.9%			519,211,194
Total Investments Before Investments Sold Short and Options Written (Cost — $48,208,893,348) — 102.3%			57,216,941,855

Investments Sold Short		Shares
Japan — 0.1%
Fast Retailing Co., Ltd.		135,900	(49,836,445)
		Par (000)
United States — 0.2%
US Treasury Notes, 2.00%, 2/15/23		87,132	(89,678,219)
Total Investments Sold Proceeds — $126,990,657) — (0.3)%			(139,514,664)

Options Written
Total Options Written (Premiums Received — $79,945,196) — (0.2)%			(121,928,563)
Total Investments, Net of Investments Sold Short and Options Written — 101.8%			56,955,498,628
Liabilities in Excess of Other Assets — (1.8)%			(1,026,615,557)
Net Assets — 100.0%			$55,928,883,071

See Notes to Consolidated Financial Statements.

16	BLACKROCK GLOBAL ALLOCATION FUND, INC.	APRIL 30, 2013

Consolidated Schedule of Investments (continued)

Notes to Consolidated Schedule of Investments

(a)	Security, or a portion of security, is on loan.
(b)	Non-income producing security.
(c)
Investments in issuers (whereby the Fund held 5% or more of the companies’ outstanding securities) that were considered to be an affiliate during the six months ended April 30, 2013, for purposes of Section 2(a)(3) of 1940 Act, as amended, were as follows:

Affiliate	Shares Held at October 31, 2012	Shares Purchased	Shares Sold	Shares Held at April 30, 2013	Value at April 30, 2013	Realized Gain (Loss)	Income
ETFS Gold Trust	1,355,000	—	—	1,355,000	$197,138,950	—	—
ETFS Palladium Trust	462,500	—	—	462,500	$31,667,375	—	—
ETFS Platinum Trust	390,600	—	—	390,600	$57,668,184	—	—
Fusion-io, Inc.	1,965,637	4,007,445	(934,555)	5,038,527	$94,623,537	$(150,095)
RHJ International	4,080,524	—	—	4,080,524	$19,775,760	—	—
RHJ International — ADR	899,200	—	—	899,200	$4,362,649	—	—
The St. Joe Co.	9,229,019	—	—	9,229,019	$180,611,902	—	—
Tianjin Development Holdings Ltd.[1]	83,272,798	—	(83,272,798)	—	—	$15,689,715	—
TF Administradora Industrial S de RL de C.V	—	17,471,100	—	17,471,100	$41,482,405	—	—
[1]	No longer an affiliated company or held by the Fund as of report date.

(d)	All or a portion of the security has been pledged as collateral in connection with outstanding options written.
(e)	All or a portion of security has been pledged as collateral in connection with swaps.
(f)
Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(g)	Variable rate security. Rate shown is as of report date.
(h)	Issuer filed for bankruptcy and/or is in default of principal and/or interest payments.
(i)	Represents a zero-coupon bond. Rate shown reflects the current yield as of report date.
(j)	Convertible security.
(k)	Security is perpetual in nature and has no stated maturity date.
(l)	Represents a step-down bond that pays an initial coupon rate for the first period and then a lower coupon rate for the following periods. Rate shown is as of report date.
(m)	Represents a payment-in-kind security which may pay interest/dividends in additional par/shares.
(n)	All or a portion of security has been pledged in connection with open financial futures contracts.
(o)	Investments in issuers considered to be an affiliate of the Fund during the six months ended April 30, 2013, for purposes of Section 2(a)(3) of 1940 Act, as amended, were as follows:

Affiliate	Shares/ Beneficial Interest Held at October 31, 2012	Shares Purchased		Beneficial Interest Sold	Shares/ Beneficial Interest Held at April 30, 2013	Value at April 30, 2013	Realized Gain	Income
BlackRock Liquidity Funds, TempFund, Institutional Class	—	8,546,227	[2]	—	8,546,227	$8,546,227	—	$3,904
BlackRock Liquidity Series, LLC Money Market Series	$479,431,482	—		$(56,783,194)[3]	$422,648,288	$422,648,288	—	$1,312,458
iShares Gold Trust	11,836,612	—		—	11,836,612	$169,855,382	—	—
[2]	Represents net shares purchased.
[3]	Represents net beneficial interest sold.

See Notes to Consolidated Financial Statements.

BLACKROCK GLOBAL ALLOCATION FUND, INC.	APRIL 30, 2013	17

Consolidated Schedule of Investments (continued)

(p)
Warrants entitle the Fund to purchase a predetermined number of shares of common stock and are non-income producing. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date of the warrants, if any.

(q)	Rates shown are discount rates or a range of discount rates paid at the time of purchase.
(r)	Represents the current yield as of report date.
(s)
Security was purchased with the cash collateral from loaned securities. The Fund may withdraw up to 25% of its investment daily, although the manager of the BlackRock Liquidity Series LLC, Money Market Series, in its sole discretion, may permit an investor to withdraw more than 25% on any one day.

•	Financial futures contracts as of April 30, 2013 were as follows:

Contracts Purchased/(Sold)	Issue	Exchange	Expiration	Notional Value		Unrealized Appreciation (Depreciation)
5	Nikkei 225	Chicago Mercantile	June 2013	USD	355,311	$55,906
3,337	Topix Index	Tokyo Stock Exchange	June 2013	USD	399,474,689	50,811,489
(14)	Dax Index	Eurex Mercantile	June 2013	USD	3,651,048	33,189
(173)	FTSE 100 Index	Euronext LIFFE	June 2013	USD	17,154,349	72,271
(7,018)	S&P 500 E-Mini Index	Chicago Mercantile	June 2013	USD	558,702,980	(12,744,422)
Total						$38,228,433

•	Foreign currency exchange contracts as of April 30, 2013 were as follows:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
JPY	641,015,687	USD	6,546,788	Goldman Sachs Group, Inc.	5/01/13	$28,743
USD	12,789,388	AUD	12,356,300	Barclays Plc	5/01/13	(20,391)
USD	213,488	CAD	216,647	Brown Brothers Harriman & Co.	5/01/13	(1,557)
USD	30,015	CAD	30,528	Brown Brothers Harriman & Co.	5/01/13	(287)
USD	7,014,540	GBP	4,518,775	Brown Brothers Harriman & Co.	5/01/13	(4,699)
USD	15,317,202	JPY	1,497,409,622	Brown Brothers Harriman & Co.	5/01/13	(43,209)
AUD	133,009,000	USD	137,597,811	Credit Suisse Group AG	5/02/13	292,650
EUR	164,833,908	USD	215,446,160	Deutsche Bank AG	5/02/13	1,631,933
EUR	80,215,798	USD	104,676,804	UBS AG	5/02/13	963,429
EUR	144,310,174	USD	186,655,108	UBS AG	5/02/13	3,394,243
JPY	13,070,766,870	USD	134,349,894	JPMorgan Chase & Co.	5/02/13	(270,119)
JPY	1,134,857,244	USD	11,606,231	UBS AG	5/02/13	35,122
USD	137,492,068	AUD	133,009,000	Credit Suisse Group AG	5/02/13	(398,392)
USD	12,783,731	CAD	12,922,166	Brown Brothers Harriman & Co.	5/02/13	(42,877)
USD	263,925	CAD	267,198	Brown Brothers Harriman & Co.	5/02/13	(1,297)
USD	320,863	CHF	302,445	Brown Brothers Harriman & Co.	5/02/13	(4,417)
USD	1,723,052	EUR	1,316,111	BNP Paribas SA	5/02/13	(10,200)
USD	2,621,618	EUR	2,003,529	Brown Brothers Harriman & Co.	5/02/13	(16,931)
USD	893,676	EUR	682,821	Brown Brothers Harriman & Co.	5/02/13	(5,565)
USD	82,049,402	EUR	63,805,000	Deutsche Bank AG	5/02/13	(1,978,623)
USD	83,372,000	EUR	63,654,896	Deutsche Bank AG	5/02/13	(458,345)
USD	84,062,302	EUR	64,132,000	Deutsche Bank AG	5/02/13	(396,366)
USD	82,582,283	EUR	63,329,000	UBS AG	5/02/13	(818,874)
USD	81,831,861	EUR	62,598,000	UBS AG	5/02/13	(606,604)
USD	83,772,613	EUR	63,972,000	UBS AG	5/02/13	(475,342)
USD	9,714,379	JPY	949,387,222	Brown Brothers Harriman & Co.	5/02/13	(24,424)
USD	137,399,000	JPY	13,070,766,870	JPMorgan Chase & Co.	5/02/13	3,319,225
USD	757,730	THB	22,117,381	Brown Brothers Harriman & Co.	5/02/13	4,157
USD	1,352,450	THB	39,476,649	Brown Brothers Harriman & Co.	5/02/13	7,419
EUR	100,263,285	USD	129,824,912	Barclays Plc	5/03/13	2,216,868
EUR	99,402,836	USD	128,777,864	BNP Paribas SA	5/03/13	2,130,746
EUR	167,754,087	USD	217,231,477	Credit Suisse Group AG	5/03/13	3,692,346
EUR	99,503,992	USD	128,858,665	Goldman Sachs Group, Inc.	5/03/13	2,183,164
USD	3,705,040	CHF	3,452,356	Brown Brothers Harriman & Co.	5/03/13	(7,970)
USD	3,705,040	CHF	3,452,356	Brown Brothers Harriman & Co.	5/03/13	(7,970)
USD	82,070,709	EUR	62,881,000	Barclays Plc	5/03/13	(740,453)
USD	82,387,502	EUR	62,946,000	BNP Paribas SA	5/03/13	(509,263)
USD	82,496,879	EUR	63,386,000	Credit Suisse Group AG	5/03/13	(979,343)
USD	82,029,096	EUR	62,734,000	Credit Suisse Group AG	5/03/13	(588,474)
USD	83,333,265	EUR	63,463,000	Credit Suisse Group AG	5/03/13	(244,362)
USD	82,598,297	EUR	63,386,000	Goldman Sachs Group, Inc.	5/03/13	(877,926)
USD	3,280,876	EUR	2,509,274	UBS AG	5/03/13	(23,714)

See Notes to Consolidated Financial Statements.

18	BLACKROCK GLOBAL ALLOCATION FUND, INC.	APRIL 30, 2013

Consolidated Schedule of Investments (continued)

Foreign currency exchange contracts as of April 30, 2013 (concluded):

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	2,576,669	MYR	7,857,037	Brown Brothers Harriman & Co.	5/03/13	$(5,759)
USD	89,247,133	GBP	58,923,000	JPMorgan Chase & Co.	5/10/13	(2,276,036)
USD	133,503,340	JPY	12,752,506,000	Barclays Plc	5/10/13	2,683,399
USD	125,559,355	JPY	11,862,094,500	Goldman Sachs Group, Inc.	5/10/13	3,873,587
USD	125,879,115	JPY	11,887,394,200	JPMorgan Chase & Co.	5/10/13	3,933,813
USD	139,099,754	JPY	13,010,000,000	UBS AG	5/13/13	5,636,477
USD	49,708,599	TRY	91,284,872	Credit Suisse Group AG	5/15/13	(1,141,401)
USD	25,060,706	TRY	46,136,760	Credit Suisse Group AG	5/15/13	(639,656)
EUR	100,709,000	JPY	12,088,242,262	Bank of America Corp.	5/16/13	8,630,598
USD	136,738,612	JPY	12,782,325,427	Bank of America Corp.	5/16/13	5,609,103
USD	185,889,348	JPY	17,362,065,100	UBS AG	5/16/13	7,777,855
USD	191,638,772	GBP	126,536,000	Deutsche Bank AG	5/17/13	(4,896,322)
USD	137,959,021	JPY	12,799,093,000	Barclays Plc	5/17/13	6,656,887
USD	44,352,821	JPY	4,115,054,776	BNP Paribas SA	5/17/13	2,137,684
USD	109,676,056	JPY	10,177,938,000	Deutsche Bank AG	5/17/13	5,270,886
CAD	140,915,419	USD	138,497,257	Credit Suisse Group AG	5/23/13	1,305,796
EUR	98,487,000	JPY	12,733,778,178	Morgan Stanley	5/23/13	(916,724)
USD	128,912,674	JPY	12,753,073,048	Bank of America Corp.	5/23/13	(1,921,016)
USD	166,529,248	JPY	16,473,073,200	Deutsche Bank AG	5/23/13	(2,467,899)
USD	181,383,119	JPY	17,924,007,784	JPMorgan Chase & Co.	5/23/13	(2,499,156)
USD	108,728,805	BRL	217,517,410	Deutsche Bank AG	5/24/13	273,425
USD	128,050,124	JPY	12,745,981,340	Goldman Sachs Group, Inc.	5/24/13	(2,711,422)
USD	128,029,014	JPY	12,750,345,468	Morgan Stanley	5/24/13	(2,777,304)
USD	181,838,181	JPY	18,113,083,000	UBS AG	5/24/13	(3,984,683)
USD	129,986,761	JPY	12,694,767,022	BNP Paribas SA	5/30/13	(253,021)
USD	130,667,490	JPY	12,753,147,000	Credit Suisse Group AG	5/30/13	(171,231)
USD	123,678,106	JPY	12,064,960,000	Morgan Stanley	5/30/13	(100,279)
EUR	101,771,000	JPY	12,955,448,300	Goldman Sachs Group, Inc.	5/31/13	1,136,449
USD	204,599,440	GBP	134,307,122	Deutsche Bank AG	5/31/13	(3,986,334)
USD	92,303,232	GBP	60,586,700	Goldman Sachs Group, Inc.	5/31/13	(1,790,987)
EUR	42,718,000	USD	55,595,555	BNP Paribas SA	6/06/13	674,195
EUR	40,631,000	USD	52,802,016	BNP Paribas SA	6/06/13	718,659
USD	139,258,265	EUR	107,032,000	BNP Paribas SA	6/06/13	(1,728,295)
USD	121,334,011	JPY	12,058,174,000	BNP Paribas SA	6/06/13	(2,379,203)
USD	114,227,445	JPY	11,354,208,000	Credit Suisse Group AG	6/06/13	(2,263,291)
USD	124,906,066	JPY	12,409,292,800	Goldman Sachs Group, Inc.	6/06/13	(2,409,520)
EUR	101,771,000	JPY	13,139,399,382	Barclays Plc	6/07/13	(749,546)
EUR	98,487,000	JPY	12,716,493,709	BNP Paribas SA	6/07/13	(736,474)
USD	125,037,147	JPY	12,423,690,975	Goldman Sachs Group, Inc.	6/07/13	(2,426,895)
USD	137,162,871	AUD	133,009,000	Credit Suisse Group AG	6/13/13	(294,942)
USD	134,376,137	JPY	13,070,766,870	JPMorgan Chase & Co.	6/13/13	268,614
USD	139,310,000	JPY	13,667,564,790	Morgan Stanley	6/13/13	(920,736)
USD	125,471,078	JPY	11,170,000,000	Barclays Plc	6/20/13	10,861,008
USD	35,965,759	TRY	65,018,900	Barclays Plc	7/17/13	(23,748)
USD	51,242,627	MXN	646,354,000	Credit Suisse Group AG	8/22/13	(1,506,232)
USD	51,153,630	MXN	646,055,000	Credit Suisse Group AG	9/05/13	(1,510,228)
USD	15,346,089	MXN	193,816,500	Credit Suisse Group AG	9/05/13	(453,068)
USD	168,699,823	JPY	16,180,000,000	Deutsche Bank AG	9/10/13	2,590,546
USD	27,761,162	TRY	51,608,000	UBS AG	9/11/13	(639,259)
USD	86,954,909	MXN	1,099,597,000	Credit Suisse Group AG	9/19/13	(2,576,999)
USD	51,103,941	MXN	646,240,000	Credit Suisse Group AG	9/19/13	(1,514,518)
USD	174,884,262	MXN	2,196,284,000	Deutsche Bank AG	10/03/13	(3,737,547)
Total						$21,971,301

See Notes to Consolidated Financial Statements.

BLACKROCK GLOBAL ALLOCATION FUND, INC.	APRIL 30, 2013	19

Consolidated Schedule of Investments (continued)

•	Exchange-traded options purchased as of April 30, 2013 were as follows:

Description	Put/ Call	Strike Price		Expiration Date	Contracts	Market Value
Barrick Gold Corp.	Call	USD	80.00	1/18/14	160,050	$240,075
Goldcorp, Inc.	Call	USD	80.00	1/18/14	100,070	200,140
Newmont Mining Corp.	Call	USD	90.00	1/18/14	128,039	512,156
S&P 500 Index	Put	USD	1,550.00	5/18/13	15,034	6,614,960
Humana, Inc.	Put	USD	67.50	8/17/13	7,464	1,642,080
Total						$9,209,411

•	Over-the-counter options purchased as of April 30, 2013 were as follows:

Description	Counterparty	Put/ Call	Strike Price		Expiration Date	Contracts	Notional Amount (000)	Market Value
S&P 500 Volatility Index	Credit Suisse Group AG	Call	USD	18.00	5/22/13	1,301,000	—	$617,975
Topix Index	Goldman Sachs Group, Inc.	Call	JPY	1,000.42	6/14/13	268,831	—	46,043,649
Topix Index	Bank of America Corp.	Call	JPY	1,013.21	8/09/13	176,137	—	29,957,017
Nikkei 225 Index	Citigroup, Inc.	Call	JPY	9,400.00	12/13/13	14,711	—	68,557,995
Nikkei 225 Index	JPMorgan Chase & Co.	Call	JPY	9,354.06	12/13/13	14,701	—	69,172,977
Nikkei 225 Index	JPMorgan Chase & Co.	Call	JPY	11,000.00	12/13/13	7,365	—	23,010,509
Nikkei 225 Index	JPMorgan Chase & Co.	Call	JPY	11,000.00	12/13/13	2,055	—	6,420,447
Nikkei 225 Index	JPMorgan Chase & Co.	Call	JPY	11,000.00	12/13/13	658	—	2,055,793
Activision Blizzard, Inc.	Goldman Sachs Group, Inc.	Call	USD	20.00	1/17/14	4,043,792	—	675,790
Aetna, Inc.	Goldman Sachs Group, Inc.	Call	USD	60.00	1/17/14	2,935,011	—	9,920,956
Agnico-Eagle Mines, Ltd.	Deutsche Bank AG	Call	USD	85.00	1/17/14	3,018,384	—	234,830
Alcoa, Inc.	Goldman Sachs Group, Inc.	Call	USD	15.00	1/17/14	7,304,915	—	164,054
AngloGold Ashanti Ltd.	Deutsche Bank AG	Call	USD	65.00	1/17/14	3,579,369	—	15,853
Autozone, Inc.	Goldman Sachs Group, Inc.	Call	USD	550.00	1/17/14	306,546	—	221,501
Bank of America Corp.	Goldman Sachs Group, Inc.	Call	USD	17.00	1/17/14	16,305,614	—	1,603,657
Best Buy Co., Inc.	Goldman Sachs Group, Inc.	Call	USD	30.00	1/17/14	8,805,030	—	17,343,990
Boeing Co.	Goldman Sachs Group, Inc.	Call	USD	110.00	1/17/14	2,608,897	—	1,913,989
Boston Scientific Corp.	Goldman Sachs Group, Inc.	Call	USD	10.00	1/17/14	7,370,136	—	961,700
Bristol-Myers Squibb Co.	Goldman Sachs Group, Inc.	Call	USD	50.00	1/17/14	7,304,916	—	564,823
Broadcom Corp.	Goldman Sachs Group, Inc.	Call	USD	55.00	1/17/14	3,913,348	—	272,983
Caterpillar, Inc.	Goldman Sachs Group, Inc.	Call	USD	135.00	1/17/14	4,239,461	—	311,066
Cisco Systems, Inc.	Goldman Sachs Group, Inc.	Call	USD	30.00	1/17/14	16,305,614	—	672,558
Citigroup, Inc.	Goldman Sachs Group, Inc.	Call	USD	50.00	1/17/14	16,305,614	—	44,192,078
Coeur Dalene Mines Corp.	Deutsche Bank AG	Call	USD	40.00	1/17/14	1,432,072	—	126,282
Corning, Inc.	Goldman Sachs Group, Inc.	Call	USD	20.00	1/17/14	8,152,805	—	468,811
Eldorado Gold Corp.	Deutsche Bank AG	Call	USD	25.00	1/17/14	4,249,752	—	33,718
EMC Corp.	Goldman Sachs Group, Inc.	Call	USD	40.00	1/17/14	11,413,929	—	234,819
Endeavour Silver Corp.	Deutsche Bank AG	Call	USD	20.00	1/17/14	1,137,913	—	7,774
First Majestic Silver Corp.	Deutsche Bank AG	Call	USD	35.00	1/17/14	718,999	—	80,165
Freeport-McMoRan Copper & Gold, Inc.	Goldman Sachs Group, Inc.	Call	USD	65.00	1/17/14	8,805,030	—	238,590
General Electric Co.	Goldman Sachs Group, Inc.	Call	USD	35.00	1/17/14	16,305,614	—	116,585
Gold Fields Ltd.	Deutsche Bank AG	Call	USD	22.00	1/17/14	8,785,724	—	8,689
Halliburton Co.	Goldman Sachs Group, Inc.	Call	USD	55.00	1/17/14	6,196,133	—	3,117,962
Harmony Gold Mining Co., Ltd.	Deutsche Bank AG	Call	USD	15.00	1/17/14	2,240,815	—	133,116
Hewlett-Packard Co.	Goldman Sachs Group, Inc.	Call	USD	30.00	1/17/14	16,305,614	—	3,540,568
Humana, Inc.	Goldman Sachs Group, Inc.	Call	USD	105.00	1/17/14	1,304,451	—	369,156
IAMGOLD Corp.	Deutsche Bank AG	Call	USD	30.00	1/17/14	3,779,488	—	17,314
Intel Corp.	Goldman Sachs Group, Inc.	Call	USD	40.00	1/17/14	16,305,614	—	226,534
International Business Machines Co.	Goldman Sachs Group, Inc.	Call	USD	295.00	1/17/14	1,695,784	—	49,503
J.C. Penney Co., Inc.	Goldman Sachs Group, Inc.	Call	USD	55.00	1/17/14	4,565,570	—	104,488
JPMorgan Chase & Co.	Goldman Sachs Group, Inc.	Call	USD	60.00	1/17/14	16,305,614	—	3,488,521
Kinross Gold Corp.	Deutsche Bank AG	Call	USD	20.00	1/17/14	16,269,858	—	442,833
Las Vegas Sands Corp.	Goldman Sachs Group, Inc.	Call	USD	77.25	1/17/14	5,870,020	—	3,645,130
Lowes Cos.	Goldman Sachs Group, Inc.	Call	USD	45.00	1/17/14	13,044,491	—	10,468,778
Marvell Technology Group Ltd.	Goldman Sachs Group, Inc.	Call	USD	20.00	1/17/14	9,457,255	—	70,021
Mastercard, Inc.	Goldman Sachs Group, Inc.	Call	USD	660.00	1/17/14	489,168	—	2,822,077
McDonalds Corp.	Goldman Sachs Group, Inc.	Call	USD	135.00	1/17/14	2,935,011	—	141,488
Microsoft Corp.	Goldman Sachs Group, Inc.	Call	USD	45.00	1/17/14	16,305,614	—	1,238,036
Monster Beverage Corp.	Goldman Sachs Group, Inc.	Call	USD	105.00	1/17/14	2,282,786	—	281,541

See Notes to Consolidated Financial Statements.

20	BLACKROCK GLOBAL ALLOCATION FUND, INC.	APRIL 30, 2013

Consolidated Schedule of Investments (continued)

Over-the-counter options purchased as of April 30, 2013 were as follows (concluded):

Description	Counterparty	Put/ Call	Strike Price		Expiration Date	Contracts	Notional Amount (000)	Market Value
NetApp, Inc.	Goldman Sachs Group, Inc.	Call	USD	60.00	1/17/14	5,348,241	—	$306,347
New Gold, Inc.	Deutsche Bank AG	Call	USD	22.00	1/17/14	2,410,542	—	47,970
Novagold Resources, Inc.	Deutsche Bank AG	Call	USD	12.00	1/17/14	2,227,608	—	379
Pan American Silver Corp.	Deutsche Bank AG	Call	USD	50.00	1/17/14	4,064,342	—	4,142
priceline.com, Inc.	Goldman Sachs Group, Inc.	Call	USD	1,000.00	1/17/14	652,224	—	3,400,979
Qualcomm, Inc.	Goldman Sachs Group, Inc.	Call	USD	95.00	1/17/14	6,522,244	—	413,067
Randgold Resources Ltd.	Deutsche Bank AG	Call	USD	165.00	1/17/14	548,619	—	89,446
Royal Gold, Inc.	Deutsche Bank AG	Call	USD	125.00	1/17/14	540,616	—	59,210
Safeway, Inc.	Goldman Sachs Group, Inc.	Call	USD	25.00	1/17/14	3,913,348	—	4,389,524
Seabridge Gold, Inc.	Deutsche Bank AG	Call	USD	30.00	1/17/14	355,983	—	45,372
Silver Standard Resources, Inc.	Deutsche Bank AG	Call	USD	30.00	1/17/14	995,065	—	2,150
Silver Wheaton Corp.	Deutsche Bank AG	Call	USD	55.00	1/17/14	4,081,653	—	609,758
Silvercorp Metals, Inc.	Deutsche Bank AG	Call	USD	15.00	1/17/14	2,321,188	—	1,634
Staples, Inc.	Goldman Sachs Group, Inc.	Call	USD	20.00	1/17/14	14,348,940	—	912,923
Starwood Hotels & Resort Worldwide, Inc.	Goldman Sachs Group, Inc.	Call	USD	85.00	1/17/14	978,336	—	349,185
Stillwater Mining Co.	Deutsche Bank AG	Call	USD	25.00	1/17/14	2,603,178	—	206,703
United Technologies Corp.	Goldman Sachs Group, Inc.	Call	USD	120.00	1/17/14	2,478,453	—	184,342
UnitedHealth Group, Inc.	Goldman Sachs Group, Inc.	Call	USD	85.00	1/17/14	3,261,124	—	324,658
Visa, Inc.	Goldman Sachs Group, Inc.	Call	USD	190.00	1/17/14	1,500,116	—	5,496,719
Western Union Co.	Goldman Sachs Group, Inc.	Call	USD	25.00	1/17/14	2,282,786	—	12,717
Yahoo!, Inc.	Goldman Sachs Group, Inc.	Call	USD	25.00	1/17/14	11,413,928	—	25,776,256
Yamana Gold, Inc.	Deutsche Bank AG	Call	USD	30.00	1/17/14	9,769,855	—	515,926
Yum! Brands, Inc.	Goldman Sachs Group, Inc.	Call	USD	100.00	1/17/14	2,282,786	—	150,920
Apple, Inc.	Goldman Sachs Group, Inc.	Call	USD	410.00	2/21/14	509,966	—	28,169,451
Nikkei 225 Index	BNP Paribas SA	Call	JPY	9,685.15	3/14/14	15,137	—	67,695,901
KOSPI Index	Citigroup, Inc.	Put	USD	243.53	12/12/13	3,516	—	2,535,036
Russell 2000 Index	JPMorgan Chase & Co.	Put	USD	890.00	5/17/13	144,075	—	332,961
S&P 500 Index	Bank of America Corp.	Put	USD	1,520.00	5/17/13	88,710	—	182,580
S&P 500 Index	Credit Suisse Group AG	Put	USD	1,550.00	5/17/13	180,295	—	785,638
S&P 500 Index	Goldman Sachs Group, Inc.	Put	USD	1,520.28	5/17/13	132,268	—	274,056
EUR Currency	Credit Suisse Group AG	Put	USD	1.20	6/03/13	—	EUR 398,853	4,727
Russell 2000 Index	BNP Paribas SA	Put	USD	884.71	6/21/13	214,409	—	1,782,272
S&P 500 Index	Citigroup, Inc.	Put	USD	1,555.45	6/21/13	121,946	—	2,077,049
S&P 500 Index	Deutsche Bank AG	Put	USD	1,513.22	6/21/13	171,878	—	1,658,928
S&P 500 Index	JPMorgan Chase & Co.	Put	USD	1,555.06	6/21/13	121,975	—	2,066,423
Total								$507,244,038

•	Over-the-counter interest rate swaptions purchased as of April 30, 2013 were as follows:

Description	Counterparty	Put/ Call	Exercise Rate	Pay/ Receive Exercise Rate	Floating Rate Index	Expiration Date	Notional Amount (000)		Market Value
5-Year Interest Rate Swap	Deutsche Bank AG	Put	1.07%	Pay	6-month JPY LIBOR	4/04/18	JPY	12,865,665	$2,757,745

•	Exchange-Traded options written as of April 30, 2013 were as follows:

Description	Put/ Call	Strike Price		Expiration Date	Contracts	Market Value
Tiffany & Co.	Call	USD	65.00	5/18/13	5,503	$(4,773,852)
Kraft Foods Group, Inc.	Call	USD	47.50	6/22/13	9,741	(4,188,630)
The Procter & Gamble Co.	Call	USD	72.50	7/20/13	21,478	(10,792,695)
Marathon Petroleum Corp.	Call	USD	77.50	7/20/13	12,782	(6,391,000)
Humana, Inc.	Call	USD	75.00	8/17/13	7,464	(2,948,280)
Corning, Inc.	Call	USD	14.00	8/17/13	40,616	(3,919,444)
Fusion-io, Inc.	Call	USD	24.00	9/21/13	16,626	(1,288,515)
Williams Sonoma, Inc.	Call	USD	52.50	1/18/14	3,444	(1,859,760)
Williams Sonoma, Inc.	Call	USD	55.00	1/18/14	2,483	(1,030,445)
S&P 500 Index	Put	USD	1,475.00	5/18/13	2,506	(231,805)
Total						$(37,424,426)

See Notes to Consolidated Financial Statements.

BLACKROCK GLOBAL ALLOCATION FUND, INC.	APRIL 30, 2013	21

Consolidated Schedule of Investments (continued)

•	Over-the-counter barrier options written as of April 30, 2013 were as follows:

Description	Counterparty	Strike Price		Barrier Price		Expiration Date	Contracts	Market Value
S&P 500 Index	Goldman Sachs Group, Inc.	USD	1,427.20	USD	1,365.15	5/17/13	132,268	$(39,206)
S&P 500 Index	Citigroup, Inc.	USD	1,460.21	USD	1,396.73	6/21/13	121,946	(600,316)
Total								$(639,522)

•	Over-the-counter options written as of April 30, 2013 were as follows:

Description	Counterparty	Put/ Call	Strike Price		Expiration Date	Contracts	Notional Amount (000)		Market Value
Yahoo! Japan Corp.	Goldman Sachs Group, Inc.	Call	JPY	37,761.36	5/02/13	41,571		—	$(4,786,121)
Russell 2000 Index	JPMorgan Chase & Co.	Call	USD	975.00	5/17/13	144,075		—	(426,615)
S&P 500 Index	Goldman Sachs Group, Inc.	Call	USD	1,628.87	5/17/13	132,268		—	(398,505)
S&P 500 Volatility Index	Credit Suisse Group AG	Call	USD	25.00	5/22/13	1,301,000		—	(162,625)
EUR Currency	Credit Suisse Group AG	Call	USD	1.40	6/03/13	—	EUR	398,853	(14,182)
Topix Index	Goldman Sachs Group, Inc.	Call	JPY	1,079.66	6/14/13	268,831		—	(26,790,457)
Russell 2000 Index	BNP Paribas SA	Call	USD	947.91	6/21/13	214,409		—	(4,942,265)
S&P 500 Index	Citigroup, Inc.	Call	USD	1,666.55	6/21/13	121,946		—	(348,981)
S&P 500 Index	Deutsche Bank AG	Call	USD	1,621.31	6/21/13	171,878		—	(2,482,116)
S&P 500 Index	JPMorgan Chase & Co.	Call	USD	1,666.14	6/21/13	121,975		—	(355,216)
Topix Index	Bank of America Corp.	Call	JPY	1,133.59	8/09/13	88,069		—	(6,914,877)
Nikkei 225 Index	Citigroup, Inc.	Call	JPY	11,000.00	12/13/13	10,078		—	(31,486,749)
Russell 2000 Index	JPMorgan Chase & Co.	Put	USD	825.00	5/17/13	144,075		—	(52,371)
S&P 500 Index	Credit Suisse Group AG	Put	USD	1,450.00	5/17/13	180,295		—	(82,428)
S&P 500 Index	Bank of America Corp.	Put	USD	1,420.00	5/17/13	88,710		—	(23,036)
Topix Index	Goldman Sachs Group, Inc.	Put	JPY	921.18	6/14/13	268,831		—	(188,365)
Russell 2000 Index	BNP Paribas SA	Put	USD	830.55	6/21/13	214,409		—	(670,381)
S&P 500 Index	Deutsche Bank AG	Put	USD	1,405.13	6/21/13	171,878		—	(438,920)
S&P 500 Index	JPMorgan Chase & Co.	Put	USD	1,443.99	6/21/13	121,975		—	(492,821)
Topix Index	Bank of America Corp.	Put	USD	932.96	8/09/13	176,137		—	(824,378)
Nikkei 225 Index	Citigroup, Inc.	Put	JPY	8,305.01	12/13/13	14,711		—	(551,117)
Nikkei 225 Index	JPMorgan Chase & Co.	Put	JPY	8,592.09	12/13/13	14,701		—	(659,592)
S&P 500 Index	Citigroup, Inc.	Put	USD	1,149.60	12/20/13	59,066		—	(356,007)
Nikkei 225 Index	BNP Paribas SA	Put	JPY	9,300.00	3/14/14	15,137		—	(416,490)
Total									$(83,864,615)

•	Interest rate swaps outstanding as of April 30, 2013 were as follows:

Fixed Rate	Floating Rate	Counterparty	Expiration Date	Notional Amount (000)		Unrealized Appreciation (Depreciation)
0.54%[1]	3-Month LIBOR	Deutsche Bank AG	9/14/15	USD	331,515	$(909,744)
0.50%[1]	3-Month LIBOR	JPMorgan Chase & Co.	9/17/15	USD	332,174	(638,240)
0.76%[1]	6-Month GBP LIBOR	Deutsche Bank AG	2/28/16	GBP	161,965	(342,387)
1.28%[2]	3-Month LIBOR	UBS AG	6/22/16	USD	155,843	852,179
1.30%[2]	3-Month LIBOR	Deutsche Bank AG	8/17/16	USD	7,210	36,628
1.01%[2]	3-Month LIBOR	Deutsche Bank AG	9/27/16	USD	1,268,265	2,184,586
1.00%[2]	3-Month LIBOR	Goldman Sachs Group, Inc.	9/28/16	USD	1,322,240	2,098,659
1.24%[2]	3-Month LIBOR	Deutsche Bank AG	9/14/18	USD	132,490	1,734,457
1.19%[2]	3-Month LIBOR	JPMorgan Chase & Co.	9/17/18	USD	135,010	1,382,200
1.40%[2]	6-Month GBP LIBOR	Deutsche Bank AG	2/28/19	GBP	64,781	1,120,251
1.95%[2]	3-Month LIBOR	Deutsche Bank AG	4/12/23	USD	84,756	862,140
Total						$8,380,729
[1]	Fund pays the fixed rate and receives the floating rate.
[2]	Fund pays the floating rate and receives the fixed rate.

See Notes to Consolidated Financial Statements.

22	BLACKROCK GLOBAL ALLOCATION FUND, INC.	APRIL 30, 2013

Consolidated Schedule of Investments (continued)

•	Total return swaps outstanding as of April 30, 2013 were as follows:

Reference Entity	Fixed Amount	Counterparty	Expiration Date	Contract Amount (000)		Unrealized Appreciation
SGX Nikkei Stock Average Dividend Point Index Futures December 2013	JPY 2,500,656,200[1]	Citigroup, Inc.	3/31/14	JPY	15,260	$9,854,226
[1]	Fund receives the total return of the referenced entity and pays the fixed amount. Net payment at termination.

•
Fair Value Measurements — Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets and liabilities that the Fund has the ability to access
•
Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•
Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investment and derivative financial instrument and is not necessarily an indication of the risks associated with investing in those securities. For information about the Fund’s policy regarding valuation of investments and derivative financial instrumentsand other significant accounting policies, please refer to Note 1 of the Notes to Consolidated Financial Statements.

See Notes to Consolidated Financial Statements.

BLACKROCK GLOBAL ALLOCATION FUND, INC.	APRIL 30, 2013	23

Consolidated Schedule of Investments (continued)
The following tables summarizes the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy as of April 30, 2013:
	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Common Stocks:
Argentina	$34,262,683	—	—	$34,262,683
Australia	—	$186,864,438	—	186,864,438
Belgium	19,775,760	65,882,085	—	85,657,845
Brazil	681,446,163	—	—	681,446,163
Canada	1,251,259,692	—	—	1,251,259,692
Chile	21,326,874	—	—	21,326,874
China	39,974,620	221,570,772	—	261,545,392
Denmark	—	17,205,089	—	17,205,089
France	145,445,235	899,469,003	—	1,044,914,238
Germany	—	1,154,544,135	—	1,154,544,135
Hong Kong	—	82,236,894	—	82,236,894
Indonesia	—	19,326,284	—	19,326,284
Ireland	110,785,495	—	—	110,785,495
Israel	6,498,828	—	—	6,498,828
Italy	—	410,659,844	—	410,659,844
Japan	—	4,366,817,035	—	4,366,817,035
Kazakhstan	58,335,867	—	—	58,335,867
Luxembourg	58,727,036	—	—	58,727,036
Malaysia	34,027,936	187,536,899	—	221,564,835
Mexico	131,444,862	—	—	131,444,862
Netherlands	24,568,601	223,318,494	—	247,887,095
Peru	28,882,845	—	—	28,882,845
Philippines	26,518,482	—	—	26,518,482
Portugal	20,885,930	—	—	20,885,930
Russia	45,598,077	61,722,367	—	107,320,444
Singapore	—	321,523,602	—	321,523,602
South Africa	36,624,845	14,755,154	—	51,379,999
South Korea	16,430,405	499,820,203	—	516,250,608
Spain	14,734,890	154,989,705	—	169,724,595
Sweden	—	86,619,090	—	86,619,090
Switzerland	10,113,312	967,066,122	—	977,179,434
Taiwan	41,696,604	103,973,710	—	145,670,314
Thailand	191,778,317	—	—	191,778,317
United Arab Emirates	23,880,565	—	—	23,880,565
United Kingdom	365,138,243	1,447,270,882	$50,513,506	1,862,922,631
United States	17,307,309,547	—	52,996,072	17,360,305,619
Corporate Bonds	—	3,390,597,358	284,887,620	3,675,484,978
Floating Rate Loan Interests	—	137,299,462	255,760,751	393,060,213
Foreign Agency Obligations	—	4,526,495,340	—	4,526,495,340
Non-Agency Mortgage-Backed Securities	—	68,003,822	—	68,003,822
US Treasury Obligations	—	3,060,278,785	—	3,060,278,785
Investment Companies	859,306,925	—	—	859,306,925
Preferred Securities	737,460,206	141,459,545	55,987,460	934,907,211
Rights	1,618,507	—	—	1,618,507
Warrants	2,781	2,791,518	—	2,794,299
Short-Term Securities:
Foreign Agency Obligations	—	986,140,735	—	986,140,735
Money Market Funds	8,546,227	422,648,288	—	431,194,515
Time Deposits	—	107,821,755	—	107,821,755
US Treasury Obligations	—	9,306,470,477	—	9,306,470,477
Options Purchased:
Equity contracts	9,209,411	507,239,311	—	516,448,722
Foreign currency exchange contracts	—	4,727	—	4,727
Interest rate contracts	—	2,757,745	—	2,757,745
Liabilities:
Investments:
Investments Sold Short	—	(139,514,664)	—	(139,514,664)
Total	$22,363,615,771	$34,013,666,011	$700,145,409	$57,077,427,191

See Notes to Consolidated Financial Statements.

24	BLACKROCK GLOBAL ALLOCATION FUND, INC.	APRIL 30, 2013

Consolidated Schedule of Investments (concluded)

	Level 1	Level 2	Level 3	Total
Derivatives Financial Instruments[1]
Assets:
Equity contracts	$50,972,855	$9,854,226	—	$60,827,081
Foreign currency exchange contracts	—	89,939,026	—	89,939,026
Interest rate contracts	—	10,271,100	—	10,271,100
Liabilities:
Equity contracts	(50,168,848)	(84,489,955)	—	(134,658,803)
Foreign currency exchange contracts	—	(67,981,907)	—	(67,981,907)
Interest rate contracts	—	(1,890,371)	—	(1,890,371)
Total	$804,007	$(44,297,881)	—	$(43,493,874)
[1]	Derivative financial instruments are swaps, financial futures contracts, foreign currency exchange contracts and options written. Swaps, financial futures contracts and foreign currency exchange contracts are valued at unrealized appreciation/depreciation on the instrument and options written are shown at value.

Certain of the Fund’s assets and liabilities are held at carrying amount, which approximates fair value for financial statement purposes. As of April 30, 2013, such assets and liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Foreign currency at value	$7,162,640	—	—	$7,162,640
Liabilities:
Bank overdraft	—	$(6,239)	—	(6,239)
Cash received as collateral for swaps	—	(82,871,920)	—	(82,871,920)
Collateral on securities loaned at value	—	(422,648,288)	—	(422,648,288)
Total	$7,162,640	$(505,526,447)	—	$(498,363,807)

There were no transfers between levels during the six months ended April 30, 2013.

Certain of the Fund’s investments are categorized as Level 3 and were valued utilizing transaction prices or third party pricing information without adjustment. Such valuations are based on unobservable inputs. A significant change in the unobservable inputs could result in a significantly lower or higher value in such Level 3 investments.

The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used in determining fair value:

	Common Stocks	Corporate Bonds	Floating Rate Loan Interests	Preferred Securities	Total
Assets:
Opening Balance, as of October 31, 2012	$40,439,364	$274,379,189	$144,427,482	—	$459,246,035
Transfers into Level 3[2]	—	6,181,220	95,472,000	—	101,653,220
Transfers out of Level 3[2]	—	—	—	—	—
Accrued discounts/premiums	—	(33,992)	404,888	—	370,896
Net realized gain (loss)	(31,175,834)	(202,122)	185,769	—	(31,192,187)
Net change in unrealized appreciation/depreciation[3]	41,356,767	869,627	7,985,257	$(1,294)	50,210,357
Purchases	52,889,281	4,591,576	20,161,877	55,988,754	133,631,488
Sales	—	(897,878)	(12,876,522)	—	(13,774,400)
Closing Balance, as of April 30, 2013	$103,509,578	$284,887,620	$255,760,751	$55,987,460	$700,145,409
[2]	Included in the related net change in unrealized appreciation/depreciation in the Consolidated Statement of Operations. Transfers into and transfers out of Level 3 represent the values as of the beginning of the reporting period.
[3]	Included in the related net change in unrealized appreciation/depreciation in the Consolidated Statement of Operations. The change in unrealized appreciation/depreciation on investments still held as of April 30, 2013 was $19,034,548

See Notes to Consolidated Financial Statements.

BLACKROCK GLOBAL ALLOCATION FUND, INC.	APRIL 30, 2013	25

Consolidated Statement of Assets and Liabilities

April 30, 2013 (Unaudited)
Assets
Investments at value — unaffiliated (including securities loaned at value of $391,807,643) (cost — $47,614,692,496)	$55,988,561,196
Investments at value — affiliated (cost — $594,200,852)	1,228,380,659
Investments sold receivable	341,309,819
Interest receivable	123,900,731
Capital shares sold receivable	91,712,470
Unrealized appreciation on foreign currency exchange contracts	89,939,026
Dividends receivable	87,649,732
Options written receivable	61,689,658
Unrealized appreciation on swaps	20,125,326
Foreign currency at value (cost — $7,193,200)	7,162,640
Securities lending income receivable — affiliated	344,644
Prepaid expenses	278,489
Total assets	58,041,054,390

Liabilities
Collateral on securities loaned at value	422,648,288
Bank overdraft	6,239
Investments purchased payable	1,102,095,104
Investments sold short at value (proceeds — $126,990,657)	139,514,664
Options written at value (premiums received — $79,945,196)	121,928,563
Capital shares redeemed payable	104,367,461
Cash received as collateral for swaps	82,871,920
Unrealized depreciation on foreign currency exchange contracts	67,967,725
Investment advisory fees payable	30,068,310
Service and distribution fees payable	17,365,877
Variation margin payable	2,143,764
Unrealized depreciation on swaps	1,890,371
Swaps payable	1,572,039
Dividends on short sales payable	314,308
Other affiliates payable	285,367
Officer’s and Directors’ fees payable	82,445
Other accrued expenses payable	17,048,874
Total liabilities	2,112,171,319
Net Assets	$55,928,883,071

Net Assets Consist of
Paid-in capital	$46,057,311,346
Distributions in excess of net investment income	(76,691,092)
Accumulated net realized gain	916,777,842
Net unrealized appreciation/depreciation	9,031,484,975
Net Assets	$55,928,883,071

Net Asset Value
Institutional — Based on net assets of $20,190,602,716 and 954,983,788 shares outstanding, 2 billion shares authorized, $0.10 par value	$21.14
Investor A — Based on net assets of $18,146,825,121 and 862,817,097 shares outstanding, 2 billion shares authorized, $0.10 par value	$21.03
Investor B — Based on net assets of $580,745,303 and 28,311,501 shares outstanding, 1.5 billion shares authorized, $0.10 par value	$20.51
Investor C — Based on net assets of $15,744,976,871 and 805,991,192 shares outstanding, 2 billion shares authorized, $0.10 par value	$19.53
Class R — Based on net assets of $1,265,733,060 and 62,312,091 shares outstanding, 2 billion shares authorized, $0.10 par value	$20.31

See Notes to Consolidated Financial Statements.

26	BLACKROCK GLOBAL ALLOCATION FUND, INC.	APRIL 30, 2013

Consolidated Statement of Operations

Six Months Ended April 30, 2013 (Unaudited)
Investment Income
Dividends — unaffiliated	$390,984,955
Foreign taxes withheld	(16,326,628)
Interest	218,792,033
Securities lending — affiliated — net	1,393,901
Dividends — affiliated	3,904
Total income	594,848,165

Expenses
Investment advisory	200,486,405
Service — Investor A	21,792,648
Service and distribution — Investor B	3,096,244
Service and distribution — Investor C	76,102,453
Service and distribution — Class R	2,985,805
Transfer agent — Institutional	7,251,043
Transfer agent — Investor A	8,884,207
Transfer agent — Investor B	582,340
Transfer agent — Investor C	8,239,844
Transfer agent — Class R	1,130,038
Custodian	3,920,033
Accounting services	2,775,017
Professional	636,774
Officer and Directors	494,235
Registration	362,433
Printing	358,162
Miscellaneous	394,214
Total expenses excluding interest expense, dividend expense and stock loan fees	339,491,895
Interest expense	96,279
Dividend expense	322,371
Stock loan fees	81,443
Total expenses	339,991,988
Less fees waived by Manager	(22,604,475)
Total expenses after fees waived	317,387,513
Net investment income	277,460,652

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments — unaffiliated	1,338,908,942
Investments — affiliated	15,539,620
Financial futures contracts	10,410,902
Foreign currency transactions	137,533,842
Options written	92,106,537
Swaps	(3,275,405)
1,591,224,438
Net change in unrealized appreciation/depreciation on:
Investments	2,673,615,868
Financial futures contracts	13,878,828
Foreign currency translations	49,254,254
Options written	(84,509,917)
Swaps	7,953,924
Short sales	(12,524,007)
2,647,668,950
Total realized and unrealized gain	4,238,893,388
Net Increase in Net Assets Resulting from Operations	$4,516,354,040

See Notes to Consolidated Financial Statements.

BLACKROCK GLOBAL ALLOCATION FUND, INC.	APRIL 30, 2013	27

Consolidated Statements of Changes in Net Assets
Increase (Decrease) in Net Assets:	Six Months Ended April 30, 2013 (Unaudited)	Year Ended October 31, 2012
Operations
Net investment income	$277,460,652	$627,731,294
Net realized gain (loss)	1,591,224,438	(344,915,308)
Net change in unrealized appreciation/depreciation	2,647,668,950	2,125,892,469
Net increase in net assets resulting from operations	4,516,354,040	2,408,708,455

Dividends and Distributions to Shareholders From
Net investment income:
InstitutionaI	(127,397,128)	(345,855,589)[1]
Investor A	(93,490,561)	(297,480,891)[1]
Investor B	(857,229)	(6,902,310)[1]
Investor C	(33,697,742)	(169,522,537)[1]
Class R	(4,557,954)	(15,982,057)[1]
Net realized gain:
Institutional	—	(167,694,664)[1]
Investor A	—	(174,007,263)[1]
Investor B	—	(8,970,948)[1]
Investor C	—	(167,603,674)[1]
Class R	—	(11,135,762)[1]
Decrease in net assets resulting from dividends and distributions to shareholders	(260,000,614)	(1,365,155,695)

Capital Share Transactions
Net decrease in net assets derived from capital share transactions	(1,288,388,327)	(461,753,985)

Net Assets
Total increase in net assets	2,967,965,099	581,798,775
Beginning of period	52,960,917,972	52,379,119,197
End of period	$55,928,883,071	$52,960,917,972
Distributions in excess of net investment income	$(76,691,092)	$(94,151,130)
[1]	Dividends and distributions are determined in accordance with federal income tax regulations.

See Notes to Consolidated Financial Statements.

28	BLACKROCK GLOBAL ALLOCATION FUND, INC.	APRIL 30, 2013

Financial Highlights
	Institutional
	Six Months Ended April 30, 2013 (Unaudited)[1]	Year Ended October 31,

		2012[1]	2011[1]	2010[1]	2009[1]	2008
Per Share Operating Performance
Net asset value, beginning of period	$19.54	$19.16	$19.07	$17.42	$15.20	$21.30
Net investment income[2]	0.15	0.31	0.38	0.33	0.35	0.34
Net realized and unrealized gain (loss)	1.58	0.64	0.08 [3]	1.65 [3]	2.61 [3]	(5.10)[3]
Net increase (decrease) from investment operations	1.73	0.95	0.46	1.98	2.96	(4.76)
Dividends and distributions from:
Net investment income	(0.13)	(0.38)[4]	(0.37)[4]	(0.33)[4]	(0.74)[4]	(0.52)[4]
Net realized gain	—	(0.19)[4]	—	—	—	(0.82)[4]
Total dividends and distributions	(0.13)	(0.57)	(0.37)	(0.33)	(0.74)	(1.34)
Net asset value, end of period	$21.14	$19.54	$19.16	$19.07	$17.42	$15.20

Total Investment Return[5]
Based on net asset value	8.93%[6]	5.20%	2.39%	11.54%	20.43%	(23.73)%

Ratios to Average Net Assets
Total expenses	0.86%[7]	0.87%	0.87%	0.88%	0.91%	0.95%
Total expenses after fees waived and paid indirectly	0.78%[7]	0.79%	0.78%	0.81%	0.87%	0.86%
Total expenses after fees waived and paid indirectly and excluding dividend expense	0.78%[7,8]	0.79%[8]	0.78%[8]	0.81%	0.85%	0.80%
Net investment income	1.45%[7]	1.61%	1.92%	1.83%	2.26%	1.78%

Supplemental Data
Net assets, end of period (000)	$20,190,603	$18,657,773	$16,879,389	$12,894,088	$8,066,571	$5,091,181
Portfolio turnover	22%	39%	31%	29%	33%	34%
[1]	Consolidated Financial Highlights.
[2]	Based on average shares outstanding.
[3]	Includes a redemption fee, which is less than $0.01 per share.
[4]	Dividends and distributions are determined in accordance with federal income tax regulations.
[5]	Where applicable, total investment returns include the reinvestment of dividends and distributions.
[6]	Aggregate total investment return.
[7]	Annualized.
[8]	Excludes stock loan fees and interest expense, which had no impact to the ratio.

See Notes to Consolidated Financial Statements.

BLACKROCK GLOBAL ALLOCATION FUND, INC.	APRIL 30, 2013	29

Financial Highlights (continued)
	Investor A
	Six Months Ended April 30, 2013 (Unaudited)[1]	Year Ended October 31,
		2012[1]	2011[1]	2010[1]	2009[1]	2008
Per Share Operating Performance
Net asset value, beginning of period	$19.44	$19.06	$18.97	$17.34	$15.13	$21.22
Net investment income[2]	0.12	0.25	0.32	0.28	0.31	0.29
Net realized and unrealized gain (loss)	1.58	0.65	0.09 [3]	1.64 [3]	2.60 [3]	(5.09)[3]
Net increase (decrease) from investment operations	1.70	0.90	0.41	1.92	2.91	(4.80)
Dividends and distributions from:
Net investment income	(0.11)	(0.33)[4]	(0.32)[4]	(0.29)[4]	(0.70)[4]	(0.47)[4]
Net realized gain	—	(0.19)[4]	—	—	—	(0.82)[4]
Total dividends and distributions	(0.11)	(0.52)	(0.32)	(0.29)	(0.70)	(1.29)
Net asset value, end of period	$21.03	$19.44	$19.06	$18.97	$17.34	$15.13

Total Investment Return[5]
Based on net asset value	8.77%[6]	4.92%	2.13%	11.20%	20.14%	(23.96)%

Ratios to Average Net Assets
Total expenses	1.14%[7]	1.15%	1.14%	1.15%	1.18%	1.20%
Total expenses after fees waived and paid indirectly	1.05%[7]	1.07%	1.06%	1.08%	1.13%	1.12%
Total expenses after fees waived and paid indirectly and excluding dividend expense	1.05%[7,8]	1.07%[8]	1.06%[8]	1.08%	1.12%	1.06%
Net investment income	1.17%[7]	1.33%	1.63%	1.56%	2.00%	1.52%

Supplemental Data
Net assets, end of period (000)	$18,146,825	$17,292,587	$17,638,914	$15,724,095	$11,844,981	$8,387,965
Portfolio turnover	22%	39%	31%	29%	33%	34%
[1]	Consolidated Financial Highlights.
[2]	Based on average shares outstanding.
[3]	Includes a redemption fee, which is less than $0.01 per share.
[4]	Dividends and distributions are determined in accordance with federal income tax regulations.
[5]	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.
[6]	Aggregate total investment return.
[7]	Annualized.
[8]	Excludes stock loan fees and interest expense, which had no impact to the ratio.

See Notes to Consolidated Financial Statements.

30	BLACKROCK GLOBAL ALLOCATION FUND, INC.	APRIL 30, 2013

Financial Highlights (continued)
	Investor B
	Six Months Ended April 30, 2013 (Unaudited)[1]	Year Ended October 31,

		2012[1]	2011[1]	2010[1]	2009[1]	2008
Per Share Operating Performance
Net asset value, beginning of period	$18.96	$18.57	$18.49	$16.91	$14.76	$20.72
Net investment income[2]	—	0.09	0.10	0.13	0.18	0.13
Net realized and unrealized gain (loss)	1.59	0.65	0.14 [3]	1.61 [3]	2.53 [3]	(4.97)[3]
Net increase (decrease) from investment operations	1.59	0.74	0.24	1.74	2.71	(4.84)
Dividends and distributions from:
Net investment income	(0.04)	(0.16)[4]	(0.16)[4]	(0.16)[4]	(0.56)[4]	(0.30)[4]
Net realized gain	—	(0.19)[4]	—	—	—	(0.82)[4]
Total dividends and distributions	(0.04)	(0.35)	(0.16)	(0.16)	(0.56)	(1.12)
Net asset value, end of period	$20.51	$18.96	$18.57	$18.49	$16.91	$14.76

Total Investment Return[5]
Based on net asset value	8.32%[6]	4.10%	1.25%	10.35%	19.15%	(24.57)%

Ratios to Average Net Assets
Total expenses	1.98%[7]	1.95%	1.97%	1.96%	2.00%	2.01%
Total expenses after fees waived and paid indirectly	1.89%[7]	1.86%	1.87%	1.89%	1.95%	1.92%
Total expenses after fees waived and paid indirectly and excluding dividend expense	1.89%[7,8]	1.86%[8]	1.87%[8]	1.89%	1.94%	1.86%
Net investment income	0.32%[7]	0.51%	0.50%	0.74%	1.17%	0.70%

Supplemental Data
Net assets, end of period (000)	$580,745	$660,370	$930,028	$1,209,744	$ 1,442,397	$1,514,668
Portfolio turnover	22%	39%	31%	29%	33%	34%
[1]	Consolidated Financial Highlights.
[2]	Based on average shares outstanding.
[3]	Includes a redemption fee, which is less than $0.01 per share.
[4]	Dividends and distributions are determined in accordance with federal income tax regulations.
[5]	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.
[6]	Aggregate total investment return.
[7]	Annualized.
[8]	Excludes stock loan fees and interest expense, which had no impact to the ratio.

See Notes to Consolidated Financial Statements.

BLACKROCK GLOBAL ALLOCATION FUND, INC.	APRIL 30, 2013	31

Financial Highlights (continued)
	Investor C
	Six Months Ended April 30, 2013 (Unaudited)[1]	Year Ended October 31,

		2012[1]	2011[1]	2010[1]	2009[1]	2008
Per Share Operating Performance
Net asset value, beginning of period	$18.06	$17.75	$17.70	$16.21	$14.19	$19.99
Net investment income[2]	0.98	0.10	0.16	0.13	0.18	0.14
Net realized and unrealized gain (loss)	0.52	0.59	0.08 [3]	1.54 [3]	2.43 [3]	(4.78)[3]
Net increase (decrease) from investment operations	1.50	0.69	0.24	1.67	2.61	(4.64)
Dividends and distributions from:
Net investment income	(0.03)	(0.19)[4]	(0.19)[4]	(0.18)[4]	(0.59)[4]	(0.34)[4]
Net realized gain	—	(0.19)[4]	—	—	—	(0.82)[4]
Total dividends and distributions	(0.03)	(0.38)	(0.19)	(0.18)	(0.59)	(1.16)
Net asset value, end of period	$19.53	$18.06	$17.75	$17.70	$16.21	$14.19

Total Investment Return[5]
Based on net asset value	8.38%[6]	4.08%	1.34%	10.37%	19.24%	(24.51)%

Ratios to Average Net Assets
Total expenses	1.90%[7]	1.90%	1.90%	1.91%	1.94%	1.96%
Total expenses after fees waived and paid indirectly	1.81%[7]	1.82%	1.81%	1.84%	1.89%	1.88%
Total expenses after fees waived and paid indirectly and excluding dividend expense	1.81%[7,8]	1.82%[8]	1.81%[8]	1.84%	1.88%	1.81%
Net investment income	0.41%[7]	0.58%	0.89%	0.81%	1.23%	0.76%

Supplemental Data
Net assets, end of period (000)	$15,744,977	$15,179,009	$15,853,615	$14,921,531	$11,251,502	$8,157,355
Portfolio turnover	22%	39%	31%	29%	33%	34%
[1]	Consolidated Financial Highlights.
[2]	Based on average shares outstanding.
[3]	Includes a redemption fee, which is less than $0.01 per share.
[4]	Dividends and distributions are determined in accordance with federal income tax regulations.
[5]	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.
[6]	Aggregate total investment return.
[7]	Annualized.
[8]	Excludes stock loan fees and interest expense, which had no impact to the ratio.

See Notes to Consolidated Financial Statements.

32	BLACKROCK GLOBAL ALLOCATION FUND, INC.	APRIL 30, 2013

Financial Highlights (concluded)
	Class R
	Six Months Ended April 30, 2013 (Unaudited)[1]	Year Ended October 31,

		2012[1]	2011[1]	2010[1]	2009[1]	2008
Per Share Operating Performance
Net asset value, beginning of period	$18.78	$18.44	$18.36	$16.80	$14.69	$20.65
Net investment income[2]	0.08	0.18	0.21	0.21	0.25	0.22
Net realized and unrealized gain (loss)	1.52	0.62	0.13 [3]	1.59 [3]	2.51 [3]	(4.94)[3]
Net increase (decrease) from investment operations	1.60	0.80	0.34	1.80	2.76	(4.72)
Dividends and distributions from:
Net investment income	(0.07)	(0.27)[4]	(0.26)[4]	(0.24)[4]	(0.65)[4]	(0.42)[4]
Net realized gain	—	(0.19)[4]	—	—	—	(0.82)[4]
Total dividends and distributions	(0.07)	(0.46)	(0.26)	(0.24)	(0.65)	(1.24)
Net asset value, end of period	$20.31	$18.78	$18.44	$18.36	$16.80	$14.69

Total Investment Return[5]
Based on net asset value	8.57%[6]	4.52%	1.84%	10.83%	19.67%	(24.21)%

Ratios to Average Net Assets
Total expenses	1.48%[7]	1.51%	1.47%	1.49%	1.54%	1.55%
Total expenses after fees waived and paid indirectly	1.39%[7]	1.43%	1.38%	1.42%	1.49%	1.46%
Total expenses after fees waived and paid indirectly and excluding dividend expense	1.39%[7,8]	1.43%[8]	1.38%[8]	1.42%	1.48%	1.40%
Net investment income	0.84%[7]	0.97%	1.11%	1.22%	1.65%	1.18%

Supplemental Data
Net assets, end of period (000)	$1,265,733	$1,171,179	$1,077,174	$926,471	$576,189	$371,196
Portfolio turnover	22%	39%	31%	29%	33%	34%
[1]	Consolidated Financial Highlights.
[2]	Based on average shares outstanding.
[3]	Includes a redemption fee, which is less than $0.01 per share.
[4]	Dividends and distributions are determined in accordance with federal income tax regulations.
[5]	Where applicable, total investment returns include the reinvestment of dividends and distributions.
[6]	Aggregate total investment return.
[7]	Annualized.
[8]	Excludes stock loan fees and interest expense, which had no impact to the ratio.

See Notes to Consolidated Financial Statements.

BLACKROCK GLOBAL ALLOCATION FUND, INC.	APRIL 30, 2013	33

Notes to Consolidated Financial Statements (Unaudited)

1. Organization and Significant Accounting Policies:

BlackRock Global Allocation Fund, Inc. (the “Fund”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a diversified, open-end management investment company. The Fund is organized as a Maryland Corporation. The Fund’s consolidated financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“US GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the consolidated financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Fund offers multiple classes of shares. Institutional Shares are sold without a sales charge and only to certain eligible investors. Investor A Shares are generally sold with a front-end sales charge. Investor B and Investor C Shares may be subject to a CDSC. Class R Shares are sold without a sales charge and only to certain employee-sponsored retirement and other similar plans. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Investor A, Investor B, Investor C and Class R Shares bear certain expenses related to the shareholder servicing of such shares, and Investor B, Investor C and Class R Shares also bear certain expenses related to the distribution of such shares. Investor B Shares automatically convert to Investor A Shares after approximately eight years. Investor B Shares are only available through exchanges and dividend reinvestments by existing shareholders and for purchase by certain qualified employee-sponsored retirement plans. Each class has exclusive voting rights with respect to matters relating to its shareholder servicing and distribution expenditures (except that Investor B shareholders may vote on material changes to the Investor A distribution and service plan).

The following is a summary of significant accounting policies followed by the Fund:

Basis of Consolidation: The accompanying consolidated financial statements include the accounts of BlackRock Cayman Global Allocation Fund I, Ltd. (the “Subsidiary”), which is a wholly owned subsidiary of the Fund and which primarily invests in commodity-related instruments and other derivatives. The Subsidiary enables the Fund to hold these commodity-related instruments and other derivatives and still satisfy Regulated Investment Company (“RIC”) tax requirements. The Fund may invest up to 25% of its total assets in the Subsidiary. Intercompany accounts and transactions, if any, have been eliminated. The Subsidiary is subject to the same investment policies and restrictions that apply to the Fund.

Valuation: US GAAP defines fair value as the price the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Fund determines the fair values of its financial instruments at market value using independent dealers or pricing services under policies approved by the Board of Directors of the Fund (the “Board”). The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to provide oversight of the pricing function for the Fund for all financial instruments. Equity investments traded on a recognized securities exchange or the NASDAQ Global Market System (“NASDAQ”) are valued at the last reported sale price that day or the NASDAQ official closing price, if applicable. For equity investments traded on more than one exchange, the last reported sale price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last available bid (long positions) or ask (short positions) price. If no bid or ask price is available, the prior day’s price will be used, unless it is determined that such prior day’s price no longer reflects the fair value of the security. The Fund values its bond investments on the basis of last available bid prices or current market quotations provided by dealers or pricing services. Floating rate loan interests are valued at the mean of the bid prices from one or more brokers or dealers as obtained from a pricing service. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments, various relationships observed in the market between investments and calculated yield measures. Asset-backed and mortgage-backed securities are valued by independent pricing services using models that consider estimated cash flows of each tranche of the security, establish a benchmark yield and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. Financial futures contracts traded on exchanges are valued at their last sale price. Swap agreements are valued utilizing quotes received daily by the Fund’s pricing service or through brokers, which are derived using daily swap curves and models that incorporate a number of market data factors, such as discounted cash flows, trades and values of the underlying reference instruments. Investments in open-end registered investment companies are valued at NAV each business day. Short-term securities with remaining maturities of 60 days or less may be valued at amortized cost, which approximates fair value.

The Fund values its investments in BlackRock Liquidity Series, LLC Money Market Series (the “Money Market Series”) at fair value, which is ordinarily based upon its pro rata ownership in the underlying fund’s net assets. The Money Market Series seeks current income consistent with maintaining liquidity and preserving capital. Although the Money Market Series is not registered under the 1940 Act, its investments will follow the parameters of investments by a money market fund that is subject to Rule 2a-7 under the 1940 Act. The Fund may withdraw up to 25% of

34	BLACKROCK GLOBAL ALLOCATION FUND, INC.	APRIL 30, 2013

Notes to Consolidated Financial Statements (continued)

its investment daily, although the manager of the Money Market Series, in its sole discretion, may permit an investor to withdraw more than 25% on any one day.

Securities and other assets and liabilities denominated in foreign currencies are translated into US dollars using exchange rates determined as of the close of business on the New York Stock Exchange (“NYSE”). Foreign currency exchange contracts are valued at the mean between the bid and ask prices and are determined as of the close of business on the NYSE. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available.

Exchange-traded options are valued at the mean between the last bid and ask prices at the close of the options market in which the options trade. An exchange-traded option for which there is no mean price is valued at the last bid (long positions) or ask (short positions) price. If no bid or ask price is available, the prior day’s price will be used, unless it is determined that the prior day’s price no longer reflects the fair value of the option. Over-the-counter (“OTC”) options and swaptions are valued by an independent pricing service using a mathematical model, which incorporates a number of market data factors, such as the trades and prices of the underlying instruments.

In the event that application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Value Assets”). When determining the price for Fair Value Assets, the Global Valuation Committee, or its delegate, seeks to determine the price that the Fund might reasonably expect to receive from the current sale of that asset in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deem relevant consistent with the principles of fair value measurement which include the market approach, income approach and/or in the case of recent investments, the cost approach, as appropriate. A market approach generally consists of using comparable market transactions. The income approach generally is used to discount future cash flows to present value and adjusted for liquidity as appropriate. These factors include but are not limited to: (i) attributes specific to the investment or asset; (ii) the principal market for the investment or asset; (iii) the customary participants in the principal market for the investment or asset; (iv) data assumptions by market participants for the investment or asset, if reasonably available; (v) quoted prices for similar investments or assets in active markets; and (vi) other factors, such as future cash flows, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, recovery rates, liquidation amounts and/or default rates. Due to the inherent uncertainty of valuations of such investments, the fair values may differ from the values that would have been used had an active market existed. The Global Valuation Committee, or its delegate, employs various methods for calibrating valuation approaches for investments where an active market does not exist, including regular due diligence of the Fund’s pricing vendors, a regular review of key inputs and assumptions, transactional back-testing or disposition analysis to compare unrealized gains and losses to realized gains and losses, reviews of missing or stale prices and large movements in market values and reviews of any market related activity. The pricing of all Fair Value Assets is subsequently reported to the Board or a committee thereof on a quarterly basis.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of business on the NYSE. Occasionally, events affecting the values of such instruments may occur between the foreign market close and the close of business on the NYSE that may not be reflected in the computation of the Fund’s net assets. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to affect the value of such instruments materially, those instruments may be Fair Value Assets and valued at their fair value, as determined in good faith by the Global Valuation Committee using a pricing service and/or policies approved by the Board. Each business day, the Fund uses a pricing service to assist with the valuation of certain foreign exchange-traded equity securities and foreign exchange-traded and OTC options (the “Systematic Fair Value Price”). Using current market factors, the Systematic Fair Value Price is designed to value such foreign securities and foreign options at fair value as of the close of business on the NYSE, which follows the close of the local markets.

Foreign Currency: The Fund’s books and records are maintained in US dollars. Purchases and sales of investment securities are recorded at the rates of exchange prevailing on the respective date of such transactions. Generally, when the US dollar rises in value against a foreign currency, the Fund’s investments denominated in that currency will lose value because that currency is worth fewer US dollars; the opposite effect occurs if the US dollar falls in relative value.

The Fund does not isolate the portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in the market prices of investments held or sold for financial reporting purposes. Accordingly, the effects of changes in foreign currency exchange rates on investments are not segregated in the Consolidated Statement of Operations from the effects of changes in market prices of those investments but are included as a component of net realized and unrealized gain (loss) from investments. The Fund reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are treated as ordinary income for federal income tax purposes.

BLACKROCK GLOBAL ALLOCATION FUND, INC.	APRIL 30, 2013	35

Notes to Consolidated Financial Statements (continued)

Asset-Backed and Mortgage-Backed Securities: The Fund may invest in asset-backed securities. Asset-backed securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in an underlying pool of assets, or as debt instruments, which are also known as collateralized obligations, and are generally issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. The yield characteristics of certain asset-backed securities may differ from traditional debt securities. One such major difference is that all or a principal part of the obligations may be prepaid at any time because the underlying assets (i.e., loans) may be prepaid at any time. As a result, a decrease in interest rates in the market may result in increases in the level of prepayments as borrowers, particularly mortgagors, refinance and repay their loans. An increased prepayment rate with respect to an asset-backed security subject to such a prepayment feature will have the effect of shortening the maturity of the security. In addition, Fund may have to subsequently reinvest the proceeds at lower interest rates. If the Fund has purchased such an asset-backed security at a premium, a faster than anticipated prepayment rate could result in a loss of principal to the extent of the premium paid.

The Fund may purchase certain mortgage pass-through securities. There are a number of important differences among the agencies and instrumentalities of the US government that issue mortgage-related securities and among the securities that they issue. For example, mortgage-related securities guaranteed by Ginnie Mae are guaranteed as to the timely payment of principal and interest by Ginnie Mae and such guarantee is backed by the full faith and credit of the United States. However, mortgage-related securities issued by Freddie Mac and Fannie Mae, including Freddie Mac and Fannie Mae guaranteed mortgage pass-through certificates, which are solely the obligations of Freddie Mac and Fannie Mae, are not backed by or entitled to the full faith and credit of the United States but are supported by the right of the issuer to borrow from the Treasury.

Inflation-Indexed Bonds: The Fund may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. If the index measuring inflation rises or falls, the principal value of inflation-indexed bonds will be adjusted upward or downward, and consequently the interest payable on these securities (calculated with respect to a larger or smaller principal amount) will be increased or reduced, respectively. Any upward or downward adjustment in the principal amount of an inflation-indexed bond will be included as interest income in the Consolidated Statement of Operations, even though investors do not receive their principal until maturity. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of US Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

Multiple Class Pass-Through Securities: The Fund may invest in multiple class pass-through securities, including collateralized mortgage obligations (“CMOs”) and commercial mortgage-backed securities. These multiple class securities may be issued by Ginnie Mae, US government agencies or instrumentalities or by trusts formed by private originators of, or investors in, mortgage loans. In general, CMOs are debt obligations of a legal entity that are collateralized by, and multiple class pass-through securities represent direct ownership interests in, a pool of residential or commercial mortgage loans or mortgage pass-through securities (the “Mortgage Assets”), the payments on which are used to make payments on the CMOs or multiple pass-through securities. Classes of CMOs include interest only (“IOs”), principal only (“POs”), planned amortization classes and targeted amortization classes. IOs and POs are stripped mortgage-backed securities representing interests in a pool of mortgages, the cash flow from which has been separated into interest and principal components. IOs receive the interest portion of the cash flow while POs receive the principal portion. IOs and POs can be extremely volatile in response to changes in interest rates. As interest rates rise and fall, the value of IOs tends to move in the same direction as interest rates. POs perform best when prepayments on the underlying mortgages rise since this increases the rate at which the principal is returned and the yield to maturity on the PO. When payments on mortgages underlying a PO are slower than anticipated, the life of the PO is lengthened and the yield to maturity is reduced. If the underlying Mortgage Assets experience greater than anticipated pre-payments of principal, the Fund may not fully recoup its initial investment in IOs.

Zero-Coupon Bonds: The Fund may invest in zero-coupon bonds, which are normally issued at a significant discount from face value and do not provide for periodic interest payments. Zero-coupon bonds may experience greater volatility in market value than similar maturity debt obligations, which provide for regular interest payments.

Capital Trusts: The Fund may invest in capital trusts. These securities are typically issued by corporations, generally in the form of interest-bearing notes with preferred securities characteristics, or by an affiliated business trust of a corporation, generally in the form of beneficial interests in subordinated debentures or similarly structured securities. The securities can be structured as either fixed or adjustable coupon securities that can have either a perpetual or stated maturity date. Dividends can be deferred without creating an event of default or acceleration, although maturity cannot take place unless all cumulative payment obligations have been met. The deferral of payments does not affect the purchase or sale of these securities in the open market.

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Payments on these securities are treated as interest rather than dividends for federal income tax purposes. These securities generally are rated below that of the issuing company’s senior debt securities.

Preferred Stock: The Fund may invest in preferred stock. Preferred stock has a preference over common stock in liquidation (and generally in receiving dividends as well) but is subordinated to the liabilities of the issuer in all respects. As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

Floating Rate Loan Interests: The Fund may invest in floating rate loan interests. The floating rate loan interests the Fund holds are typically issued to companies (the “borrower”) by banks, other financial institutions, and privately and publicly offered corporations (the “lender”). Floating rate loan interests are generally non-investment grade, often involve borrowers whose financial condition is troubled or uncertain and companies that are highly leveraged. The Fund may invest in obligations of borrowers who are in bankruptcy proceedings. Floating rate loan interests may include fully funded term loans or revolving lines of credit. Floating rate loan interests are typically senior in the corporate capital structure of the borrower. Floating rate loan interests generally pay interest at rates that are periodically determined by reference to a base lending rate plus a premium. The base lending rates are generally the lending rate offered by one or more European banks, such as the London Interbank Offered Rate (“LIBOR”), the prime rate offered by one or more US banks or the certificate of deposit rate. Floating rate loan interests may involve foreign borrowers, and investments may be denominated in foreign currencies. The Fund considers these investments to be investments in debt securities for purposes of its investment policies.

When the Fund purchases a floating rate loan interest it may receive a facility fee and when it sells a floating rate loan interest it may pay a facility fee. On an ongoing basis, the Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit amount of a floating rate loan interest. Facility and commitment fees are typically amortized to income over the term of the loan or term of the commitment, respectively. Consent and amendment fees are recorded to income as earned. Prepayment penalty fees, which may be received by the Fund upon the prepayment of a floating rate loan interest by a borrower, are recorded as realized gains. The Fund may invest in multiple series or tranches of a loan. A different series or tranche may have varying terms and carry different associated risks.

Floating rate loan interests are usually freely callable at the borrower’s option. The Fund may invest in such loans in the form of participations in loans (“Participations”) or assignments (“Assignments”) of all or a portion of loans from third parties. Participations typically will result in the Fund having a contractual relationship only with the lender, not with the borrower. The Fund will have the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the Participation and only upon receipt by the lender of the payments from the borrower. In connection with purchasing Participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement, nor any rights of offset against the borrower, and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the Participation. As a result, the Fund will assume the credit risk of both the borrower and the lender that is selling the Participation. The Fund’s investment in loan participation interests involves the risk of insolvency of the financial intermediaries who are parties to the transactions. In the event of the insolvency of the lender selling the Participation, the Fund may be treated as a general creditor of the lender and may not benefit from any offset between the lender and the borrower. Assignments typically result in the Fund having a direct contractual relationship with the borrower and the Fund may enforce compliance by the borrower with the terms of the loan agreement.

Short Sales: The Fund may enter into short sale transactions in which the Fund sells a security it does not hold in anticipation of a decline in the market price of that security. When the Fund makes a short sale, it will borrow the security sold short and deliver the security to the counterparty to which it sold the security short. An amount equal to the proceeds received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the market value of the short sale. The Fund is required to repay the counterparty any dividends or interest received on the security sold short, which is shown as dividend expense or interest expense in the Consolidated Statement of Operations. The Fund may pay a fee on the equity assets borrowed from the counterparty, which is shown as stock loan fees in the Consolidated Statement of Operations. The Fund maintains a segregated account of securities or deposits cash with the broker-dealer as collateral for the short sales. The Fund may receive interest on the cash collateral deposited with the broker-dealer. The Fund is exposed to market risk based on the amount, if any, that the market value of the security increases beyond the market value at which the position was sold. Thus, a short sale of a security involves the risk that instead of declining, the price of the security sold short will rise. The short sale of securities involves the possibility of a theoretically unlimited loss since there is a theoretically unlimited

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Notes to Consolidated Financial Statements (continued)

potential for the market price of the security sold short to increase. A gain, limited to the price at which the Fund sold the security short, or a loss, unlimited as to the dollar amount, will be recognized upon the termination of a short sale if the market price is either less than or greater than the proceeds originally received. There is no assurance the Fund will be able to close out a short position at a particular time or at an acceptable price.

Forward Commitments and When-Issued Delayed Delivery Securities: The Fund may purchase securities on a when-issued basis and may purchase or sell securities on a forward commitment basis. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made. The Fund may purchase securities under such conditions with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Fund may be required to pay more at settlement than the security is worth. In addition, the Fund is not entitled to any of the interest earned prior to settlement. When purchasing a security on a delayed delivery basis, the Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations. In the event of default by the counterparty, the Fund’s maximum amount of loss is the unrealized appreciation of unsettled when-issued transactions, which is shown in the Consolidated Schedule of Investments.

Segregation and Collateralization: In cases in which the 1940 Act and the interpretive positions of the Securities and Exchange Commission (“SEC”) require that the Fund either deliver collateral or segregate assets in connection with certain investments (e.g., dollar rolls, financial futures contracts, foreign currency exchange contracts, swaps, short sales, structured options and options written), the Fund will, consistent with SEC rules and/or certain interpretive letters issued by the SEC, segregate collateral or designate on its books and records cash or liquid securities having a market value at least equal to the amount that would otherwise be required to be physically segregated. Furthermore, based on requirements and agreements with certain exchanges and third party broker-dealers, a Fund engaging in such transactions may have requirements to deliver/deposit securities to/with an exchange or broker-dealer as collateral for certain investments.

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund is informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Upon notification from issuers, some of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized on the accrual basis. Income and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Dividends and Distributions: Dividends and distributions paid by the Fund are recorded on the ex-dividend dates. The portion of distributions that exceeds a Fund’s current and accumulated earnings and profits, which are measured on a tax basis, will constitute a nontaxable return of capital. Distributions in excess of a Fund’s taxable income and net capital gains, but not in excess of a Fund’s earnings and profits, will be taxable to shareholders as ordinary income and will not constitute a nontaxable return of capital. The character and timing of dividends and distributions are determined in accordance with federal income tax regulations, which may differ from US GAAP.

Securities Lending: The Fund may lend securities to approved borrowers, such as banks, brokers and other financial institutions. The borrower pledges cash, securities issued or guaranteed by the US government or irrevocable letters of credit issued by a bank as collateral. The initial collateral received by the Fund has a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter in an amount equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. Securities lending income, as disclosed in the Consolidated Statement of Operations, represents the income earned from the investment of the cash collateral, net of rebates paid to, or fees paid by, borrowers and less the fees paid to the securities lending agent. During the term of the loan, the Fund earns dividend or interest income on the securities loaned but does not receive interest income on the securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions. The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate this risk the Fund benefits from a borrower default indemnity provided by BlackRock, Inc. (“BlackRock”). BlackRock’s indemnity allows for full replacement of securities lent. The Fund also could suffer a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment

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Notes to Consolidated Financial Statements (continued)

purchased with cash collateral falls below the value of the original cash collateral received. During the six months ended April 30, 2013, any securities on loan were collateralized by cash.

Income Taxes: It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

The Fund files US federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s US federal tax returns remains open for each of the four years ended October 31, 2012. The statutes of limitations on the Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction. Management does not believe there are any uncertain tax positions that require recognition of a tax liability.

Recent Accounting Standards: In December 2011, the Financial Accounting Standards Board (the “FASB”) issued guidance that will expand current disclosure requirements on the offsetting of certain assets and liabilities. The new disclosures will be required for investments and derivative financial instruments subject to master netting or similar agreements, which are eligible for offset in the Consolidated Statements of Assets and Liabilities and will require an entity to disclose both gross and net information about such investments and transactions in the financial statements. In January 2013, the FASB issued guidance that clarifies which investments and transactions are subject to the offsetting disclosure requirements. The scope of the disclosure requirements for offsetting will be limited to derivative instruments, repurchase agreements and reverse repurchase agreements, and securities borrowing and securities lending transactions. The guidance is effective for financial statements with fiscal years beginning on or after January 1, 2013, and interim periods within those fiscal years. Management is evaluating the impact of this guidance on the Fund’s consolidated financial statement disclosures.

Other: Expenses directly related to the Fund or its classes are charged to the Fund or class. Other operating expenses shared by several funds are pro rated among those funds on the basis of relative net assets or other appropriate methods. Expenses directly related to the Fund and other shared expenses pro rated to the Fund are allocated daily to each class based on its relative net assets or other appropriate methods.

The Fund has an arrangement with the custodian whereby fees may be reduced by credits earned on uninvested cash balances, which, if applicable, are shown as fees paid indirectly in the Consolidated Statement of Operations. The custodian imposes fees on overdrawn cash balances, which can be offset by accumulated credits earned or may result in additional custody charges.

2. Derivative Financial Instruments:

The Fund engages in various portfolio investment strategies using derivative contracts both to increase the returns of the Fund and/or to economically hedge its exposure to certain risks such as credit risk, equity risk, interest rate risk, foreign currency exchange rate risk, commodity price risk or other risk (inflation risk). These contracts may be transacted on an exchange or OTC.

Financial Futures Contracts: The Fund purchases and/or sells financial futures contracts and options on financial futures contracts to gain exposure to, or economically hedge against, changes in the value of equity securities (equity risk). Financial futures contracts are agreements between the Fund and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and at a specified date. Depending on the terms of the particular contract, financial futures contracts are settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date. Upon entering into a financial futures contract, the Fund is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Securities deposited as initial margin are designated on the Consolidated Schedule of Investments and cash deposited is recorded on the Consolidated Statement of Assets and Liabilities as cash pledged for financial futures contracts. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized appreciation or depreciation. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The use of financial futures contracts involves the risk of an imperfect correlation in the movements in the price of financial futures contracts, interest or foreign currency exchange rates and the underlying assets.

Foreign Currency Exchange Contracts: The Fund enters into foreign currency exchange contracts as an economic hedge against either specific transactions or portfolio instruments or to obtain exposure to foreign currencies (foreign currency exchange rate risk). A foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a future date. Foreign currency exchange contracts, when used by the Fund, help to manage the overall exposure to the currencies, in which some of the investments held by the Fund are denominated. The contract is marked-to-market daily and the change in market value is recorded by the Fund as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. The use of

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Notes to Consolidated Financial Statements (continued)

foreign currency exchange contracts involves the risk that the value of a foreign currency exchange contract changes unfavorably due to movements in the value of the referenced foreign currencies and the risk that the counterparty to the contract does not perform its obligations under the agreement.

Options: The Fund purchases and writes call and put options to increase or decrease its exposure to underlying instruments (including equity risk, interest rate risk and/or commodity price risk) and/or, in the case of options written, to generate gains from options premiums. A call option gives the purchaser (holder) of the option the right (but not the obligation) to buy, and obligates the seller (writer) to sell (when the option is exercised), the underlying instrument at the exercise or strike price at any time or at a specified time during the option period. A put option gives the holder the right to sell and obligates the writer to buy the underlying instrument at the exercise or strike price at any time or at a specified time during the option period. When the Fund purchases (writes) an option, an amount equal to the premium paid (received) by the Fund is reflected as an asset (liability). The amount of the asset (liability) is subsequently marked-to-market to reflect the current market value of the option purchased (written). When an instrument is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the instrument acquired or deducted from (or added to) the proceeds of the instrument sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premiums received or paid). When the Fund writes a call option, such option is “covered,” meaning that the Fund holds the underlying instrument subject to being called by the option counterparty. When the Fund writes a put option, such option is covered by cash in an amount sufficient to cover the obligation.

Options on swaps (swaptions) are similar to options on securities except that instead of selling or purchasing the right to buy or sell a security, the writer or purchaser of the swap option is granting or buying the right to enter into a previously agreed upon interest rate or credit default swap agreement (interest rate risk and/or credit risk) at any time before the expiration of the option.

The Fund also purchases or sells listed or OTC foreign currency options, foreign currency futures and related options on foreign currency futures as a short or long hedge against possible variations in foreign exchange rates or to gain exposure to foreign currencies (foreign currency exchange rate risk). When foreign currency is purchased or sold through an exercise of a foreign currency option, the related premium paid (or received) is added to (or deducted from) the basis of the foreign currency acquired or deducted from (or added to) the proceeds of the foreign currency sold (receipts from the foreign currency purchased). Such transactions may be effected with respect to hedges on non-US dollar denominated instruments owned by the Fund but not yet delivered, or committed or anticipated to be purchased by the Fund.

The Fund may also purchase and write a variety of options with non-standard payout structures or other features (“barrier options”). Barrier options are generally traded OTC. The Fund may invest in various types of barrier options including down-and-in options. Down-and-in options expire worthless to the purchaser of the option unless the price of the underlying instrument falls below a specific barrier price level prior to the option’s expiration date.

In purchasing and writing options, the Fund bears the risk of an unfavorable change in the value of the underlying instrument or the risk that the Fund may not be able to enter into a closing transaction due to an illiquid market. Exercise of an option written could result in the Fund purchasing or selling a security at a price different from the current market value.

Swaps: The Fund enters into swap agreements, in which the Fund and a counterparty agree either to make periodic net payments on a specified notional amount or a net payment upon termination. These payments received or made by the Fund are recorded in the Consolidated Statement of Operations as realized gains or losses, respectively. Any upfront fees paid are recorded as assets and any upfront fees received are recorded as liabilities and are shown as swap premiums paid and swap premiums received, respectively, in the Consolidated Statement of Assets and Liabilities and amortized over the term of the swap. Swap agreements are privately negotiated in the OTC market and may be entered into as a bilateral contract or centrally cleared (“centrally cleared swaps”). In a centrally cleared swap, immediately following execution of the swap agreement, the swap agreement is novated to a central counterparty (the “CCP”) and the Fund faces the CCP through a broker. Upon entering into a centrally cleared swap, the Fund is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap. Securities deposited as initial margin are designated on the Consolidated Schedule of Investments and cash deposited is recorded on the Consolidated Statement of Assets and Liabilities as cash pledged for centrally cleared swaps. Unlike a bilateral swap agreement, for centrally cleared swaps, the Fund has no credit exposure to the counterparty as the CCP stands between the Fund and the counterparty. Swaps are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). The daily change in valuation of centrally cleared swaps, if any, is recorded as a receivable or payable for variation margin in the Consolidated Statement of Assets and Liabilities. When the swap is terminated, the Fund will record a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract, if any. Generally, the basis of the contracts is the

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Notes to Consolidated Financial Statements (continued)

premium received or paid. Swap transactions involve, to varying degrees, elements of interest rate, credit and market risk in excess of the amounts recognized in the Consolidated Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements, and that there may be unfavorable changes in interest rates and/or market values associated with these transactions.

•	Total return swaps — The Fund enters into total return swaps to obtain exposure to a security or market without owning such security or investing directly in that market or to transfer the risk/return of one market (e.g., fixed income) to another market (e.g., equity or commodity prices) (equity risk, commodity price risk and/or interest rate risk). Total return swaps are agreements in which there is an exchange of cash flows whereby one party commits to make payments based on the total return (coupons plus capital gains/losses) of an underlying instrument in exchange for fixed or floating rate interest payments. To the extent the total return of the instrument or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Fund will receive a payment from or make a payment to the counterparty.
•	Interest rate swaps — The Fund enters into interest rate swaps to gain or reduce exposure to interest rates or to manage duration, the yield curve or interest rate risk by economically hedging the value of the fixed rate bonds which may decrease when interest rates rise (interest rate risk). Interest rate swaps are agreements in which one party pays a stream of interest payments, either fixed or floating, for another party’s stream of interest payments, either fixed or floating, on the same notional amount for a specified period of time. Interest rate floors, which are a type of interest rate swap, are agreements in which one party agrees to make payments to the other party to the extent that interest rates fall below a specified rate or floor in return for a premium. In more complex swaps, the notional principal amount may decline (or amortize) over time.
•	Credit default swaps — The Fund enters into credit default swaps to manage their exposure to the market or certain sectors of the market, to reduce their risk exposure to defaults of corporate and/or sovereign issuers or to create exposure to corporate and/or sovereign issuers to which they are not otherwise exposed (credit risk). The Fund may either buy or sell (write) credit default swaps on single-name issuers (corporate or sovereign), a combination or basket of single-name issuers or traded indexes. Credit default swaps on single-name issuers are agreements in which the protection buyer pays fixed periodic payments to the seller in consideration for a guarantee from the protection seller to make a specific payment should a negative credit event take place with respect to the referenced entity (e.g., bankruptcy, failure to pay, obligation accelerators, repudiation, moratorium or restructuring). Credit default swaps on traded indexes are agreements in which the buyer pays fixed periodic payments to the seller in consideration for a guarantee from the seller to make a specific payment should a write-down, principal or interest shortfall or default of all or individual underlying securities included in the index occurs. As a buyer, if an underlying credit event occurs, the Fund will either receive from the seller an amount equal to the notional amount of the swap and deliver the referenced security or underlying securities comprising the index or receive a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index. As a seller (writer), if an underlying credit event occurs, the Fund will either pay the buyer an amount equal to the notional amount of the swap and take delivery of the referenced security or underlying securities comprising the index or pay a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index.

A derivative contract may suffer a mark to market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract. A Fund’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by such Fund. For OTC options purchased, the Fund bears the risk of loss of the amount of the premiums paid plus the positive change in market values net of any collateral held by such Fund should the counterparty fail to perform under the contracts. Options written by the Fund does not typically give rise to counterparty credit risk, as options written generally obligate the Fund, and not, the counterparty to perform. With exchange traded purchased options and futures and centrally cleared swaps, there is minimal counterparty credit risk to the Fund since the exchange’s clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, the credit risk is limited to failure of the clearinghouse. However, credit risk still exists in exchange traded futures and options and centrally cleared swaps with respect to initial and variation margin that is held in a broker’s customer accounts. While brokers are required to segregate customer margin from their own assets, in the event that a broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker for all its clients, US bankruptcy laws will typically allocate that shortfall on a pro rata basis across all the broker’s customers, potentially resulting in losses to the Fund.

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Notes to Consolidated Financial Statements (continued)

In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs OTC derivatives and foreign exchange contracts and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting) including the bankruptcy or insolvency of the counterparty. However, that bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

Collateral and margin requirements differ by type of derivative. Margin requirements are established by the broker or clearinghouse for exchange traded and centrally cleared derivatives (financial futures contracts, options and centrally cleared swaps). Brokers can ask for margining in excess of the minimum in certain circumstances. Collateral terms are contract specific for OTC derivatives (foreign currency exchange contracts, options and swaps). For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark to market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund and the counterparty. For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Fund and cash collateral received from the counterparty, if any, is reported separately on the Consolidated Statement of Assets and Liabilities as cash pledged as collateral and cash received as collateral, respectively. Non-cash collateral pledged by the Fund, if any, is noted in the Consolidated Schedule of Investments. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (e.g. $500,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty non-performance. See Note 1 “Segregation and Collateralization” for information with respect to collateral practices. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.

Certain ISDA Master Agreements allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event the Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA Master Agreements, which would cause the Fund to accelerate payment of any net liability owed to the counterparty.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Consolidated Statement of Assets and Liabilities.

Derivative Financial Instruments Categorized by Risk Exposure:

Fair Values of Derivative Financial Instruments as of April 30, 2013
	Asset Derivatives		Liability Derivatives
	Consolidated Statement of Assets and Liabilities Location	Value	Consolidated Statement of Assets and Liabilities Location	Value
Foreign currency exchange contracts	Unrealized appreciation on foreign currency exchange contracts; Investments at value — unaffiliated[1]	$89,943,753	Unrealized depreciation on foreign currency exchange contracts; Options written at value	$67,981,907

Equity contracts	Net unrealized appreciation/depreciation[2]; Unrealized appreciation on swaps[2]; Investments at value — unaffiliated[1]	577,275,803	Net unrealized appreciation/depreciation[2]; Unrealized depreciation on swaps; Options written at value	134,658,803

Interest rate contracts	Investments at value — unaffiliated[1]; Unrealized appreciation on swaps[2]	13,028,845	Unrealized depreciation on swaps	1,890,371
Total		$680,248,401		$204,531,081
[1]	Includes options purchased at value as reported in the Consolidated Schedule of Investments.
[2]	Includes cumulative appreciation/depreciation on financial futures contracts and centrally cleared swaps, if any, as reported in the Consolidated Schedule of Investments. Only current day’s variation margin is reported within the Consolidated Statement of Assets and Liabilities.
42	BLACKROCK GLOBAL ALLOCATION FUND, INC.	APRIL 30, 2013

Notes to Consolidated Financial Statements (continued)

The Effect of Derivative Financial Instruments in the Consolidated Statement of Operations Six Months Ended April 30, 2013
	Net Realized Gain (Loss) From
	Financial Futures Contracts	Swaps	Options[1]	Foreign Currency Transactions
Credit contracts	—	$2,050,170	—	—
Equity contracts	$10,410,902	(1,666,300)	$87,245,708	$119,197,367
Foreign currency exchange contracts	—	—	—	—
Interest rate contracts	—	(3,659,275)	1,795,991	—
Total	$10,410,902	$(3,275,405)	$89,041,699	$119,197,367

	Net Change in Unrealized Appreciation/Depreciation on
	Financial Futures Contracts	Swaps	Options[1]	Foreign Currency Translations
Credit contracts	—	—	—	—
Equity contracts	$13,878,828	$1,628,775	$197,779,701	—
Foreign currency exchange contracts	—	—	(1,179,365)	$ 49,717,427
Interest rate contracts	—	6,325,149	(1,733,731)	—
Total	$13,878,828	$7,953,924	$194,866,605	$49,717,427
[1]	Options purchased are included in the net realized gain (loss) from investments and net change in unrealized appreciation/depreciation on investments.

For the six months ended April, 30, 2013, the average quarterly balances of outstanding derivative financial instruments were as follows:

Financial futures contracts:
Average number of contracts purchased	2,602
Average number of contracts sold	8,328
Average notional value of contracts purchased	$256,597,623
Average notional value of contracts sold	$710,184,779
Foreign currency exchange contracts:
Average number of contracts-US dollars purchased	62
Average number of contracts-US dollars sold	24
Average US dollar amounts purchased	$5,181,707,888
Average US dollar amounts sold	$1,360,649,766
Options:
Average number of option contracts purchased	809,855,533
Average number of option contracts written	403,628,973
Average notional value of option contracts purchased	$25,072,448,256
Average notional value of option contracts written	$3,849,016,507
Average number of swaption contracts purchased	1
Average number of swaption contracts written	1
Average notional value of swaption contracts purchased	$65,987,921
Average notional value of swaption contracts written	$108,835,683
Interest rate swaps:
Average number of contracts-pays fixed rate	3
Average number of contracts-receives fixed rate	9
Average notional value- pays fixed rate	$789,483,850
Average notional value- receives fixed rate	$3,929,762,872
Total return swaps:
Average number of contracts	1
Average notional value	$26,498,858

3. Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. (“PNC”) is the largest stockholder and an affiliate, for 1940 Act purposes, of BlackRock.

The Fund entered into an Investment Advisory Agreement with BlackRock Advisors, LLC (the “Manager”), the Fund’s investment advisor, an indirect, wholly owned subsidiary of BlackRock, to provide investment advisory and administration services. The Manager is responsible for the management of the Fund’s portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays the Manager a monthly fee at an annual rate of 0.75% of the Fund’s average daily net assets.

The Manager voluntarily agreed to waive a portion of its fees payable by the Fund, which is shown as fees waived by Manager in the Consolidated Statement of Operations. Such fee was reduced for average daily net assets as follows:

In excess of $10 Billion, but not exceeding $15 Billion	0.69%
In excess of $15 Billion, but not exceeding $20 Billion	0.68%
In excess of $20 Billion, but not exceeding $25 Billion	0.67%
In excess of $25 Billion, but not exceeding $30 Billion	0.65%
In excess of $30 Billion, but not exceeding $40 Billion	0.63%
In excess of $40 Billion, but not exceeding $60 Billion	0.62%
In excess of $60 Billion, but not exceeding $80 Billion	0.61%
Greater than $80 Billion	0.60%
BLACKROCK GLOBAL ALLOCATION FUND, INC.	APRIL 30, 2013	43

Notes to Consolidated Financial Statements (continued)

For the six months ended April 30, 2013, the Manager waived $22,601,662, which is included in fees waived by Manager in the Consolidated Statement of Operations. This voluntary waiver may be reduced or discontinued at any time without notice.

The Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees the Fund pays to the Manager indirectly through its investment in affiliated money market funds. However, the Manager does not waive its investment advisory fees by the amount of investment advisory fees paid in connection with the Fund’s investment in other affiliated investment companies, if any. This amount is included in fees waived by Manager in the Consolidated Statement of Operations. For the six months ended April 30, 2013, the amount waived was $2,813.

The Manager provides investment management and other services to the Subsidiary. The Manager does not receive separate compensation from the Subsidiary for providing investment management or administrative services. However, the Fund pays the Manager based on the Fund’s net assets, which includes the assets of the Subsidiary.

The Manager entered into a sub-advisory agreement with BlackRock Investment Management, LLC (“BIM”) and BlackRock International Limited (“BIL”), both affiliates of the Manager. The Manager pays BIM and BIL, for services they provide, a monthly fee that is a percentage of the investment advisory fees paid by the Fund to the Manager.

For the six months ended April 30, 2013, the Fund reimbursed the Manager $283,540 for certain accounting services, which is included in accounting services in the Consolidated Statement of Operations.

The Fund entered into a Distribution Agreement and Distribution and Service Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager. Pursuant to the Distribution and Service Plan and in accordance with Rule 12b-1 under the 1940 Act, the Fund pays BRIL ongoing service and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares of the Fund as follows:

	Service Fee	Distribution Fee
Investor A	0.25%	—
Investor B	0.25%	0.75%
Investor C	0.25%	0.75%
Class R	0.25%	0.25%

Pursuant to sub-agreements with BRIL, broker-dealers and BRIL provide shareholder servicing and distribution services to the Fund. The ongoing service and/or distribution fee compensates BRIL and each broker-dealer for providing shareholder servicing and/or distribution related services to Investor A, Investor B, Investor C and Class R shareholders.

For the six months ended April 30, 2013, affiliates earned underwriting discounts, direct commissions and dealer concessions on sales of the Fund’s Investor A Shares, which totaled $1,079,510.

For the six months ended April 30, 2013, affiliates received CDSCs as follows:

Investor A	$158,354
Investor B	$309,222
Investor C	$633,097

The Manager maintains a call center, which is responsible for providing certain shareholder services to the Fund, such as responding to shareholder inquiries and processing transactions based upon instructions from shareholders with respect to the subscription and redemption of Fund shares. For the six months ended April 30, 2013, the Fund reimbursed the Manager the following amounts for costs incurred in running the call center, which are included in transfer agent — class specific in the Consolidated Statement of Operations:

Institutional	$58,067
Investor A	$154,764
Investor B	$7,527
Investor C	$134,961
Class R	$5,848

The Fund received an exemptive order from the SEC permitting it, among other things, to pay an affiliated securities lending agent a fee based on a share of the income derived from the securities lending activities and has retained BIM as the securities lending agent. BIM may, on behalf of the Fund, invest cash collateral received by the Fund for such loans in a private investment company managed by the Manager or in registered money market funds advised by the Manager or its affiliates. The market value of securities on loan and the value of the related collateral, if applicable, is shown in the Consolidated Statement of Assets and Liabilities as securities loaned at value and collateral on securities loaned at value, respectively. The cash collateral invested by BIM, if any, is disclosed in the Consolidated Schedule of Investments. Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of rebates paid to, or fees paid by, borrowers of securities. The Fund retains 65% of securities lending income and pays a fee to BIM equal to 35% of such income. The Fund benefits from a borrower default indemnity provided by BlackRock. As securities lending agent, BIM bears all operational costs directly related to securities lending as well as the cost of borrower default indemnification. BIM does not receive any fees for managing the cash collateral. The share of income earned by the Fund is shown as securities lending — affiliated — net in the Consolidated Statement of Operations. For the six months ended April 30, 2013, BIM received $693,296 in securities lending agent fees related to securities lending activities for the Fund.

44	BLACKROCK GLOBAL ALLOCATION FUND, INC.	APRIL 30, 2013

Notes to Consolidated Financial Statements (continued)

Certain officers and/or directors of the Fund are officers and/or directors of BlackRock or its affiliates. The Fund reimburses the Manager for a portion of the compensation paid to the Fund’s Chief Compliance Officer, which is included in officer and directors in the Consolidated Statement of Operations.

4. Investments:

Purchases and sales of investments including paydowns and mortgage dollar rolls and excluding short-term securities and US government securities for the six months ended April 30, 2013 were $9,848,465,651 and $12,842,165,158, respectively.

Purchases and sales of US government securities for the Fund for the six months ended April 30, 2013, were $586,118,122 and $553,805,212, respectively.

Transactions in options written for the six months ended April 30, 2013, were as follows:

	Calls
	Contracts	Notional (000)	Premiums Received
Outstanding options, beginning of period	4,431,392	$398,853	$67,958,349
Options written	13,578,253	—	62,072,281
Options exercised	(1,763,027)	—	(24,783,548)
Options expired	(6,084,994)	—	(15,614,277)
Options closed	(7,425,387)	—	(54,310,415)
Outstanding options, end of period	2,736,237	$398,853	$35,322,390

	Puts
	Contracts	Notional (000)	Premiums Received
Outstanding options, beginning of period	2,731,901	$19,904,958	$78,551,693
Options written	4,765,775	—	80,643,040
Options expired	(1,368,692)	(19,904,958)	(34,715,570)
Options closed	(4,402,339)	—	(79,856,357)
Outstanding options, end of period	1,726,645	—	$44,622,806

As of April 30, 2013, the value of portfolio securities subject to covered call options written was $500,212,919.

5. Borrowings:

The Fund, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), is a party to a 364-day, $800 million credit agreement with a group of lenders, under which the Fund may borrow to fund shareholder redemptions. The agreement expires in April 2014. Excluding commitments designated for a certain individual fund, other Participating Funds, including the Fund, can borrow up to an aggregate commitment amount of $500 million, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.065% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) the one-month LIBOR plus 0.80% per annum or (b) the Fed Funds rate plus 0.80% per annum on amounts borrowed. Participating Funds paid administration and arrangement fees, which, along with commitment fees, were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. The Fund did not borrow under the credit agreement during the six months ended April 30, 2013.

6. Income Tax Information:

As of October 31, 2012, the Fund had a capital loss carryforward available to offset future realized capital gains of $181,471,523. This capital loss carryforward has no expiration date.

As of April 30, 2013, gross unrealized appreciation and gross unrealized depreciation based on cost for federal income tax purposes were as follows:

Tax cost	$48,600,340,714
Gross unrealized appreciation	$10,123,199,577
Gross unrealized depreciation	(1,506,598,436)
Net unrealized appreciation	$8,616,601,141

7. Concentration, Market and Credit Risk:

In the normal course of business, the Fund invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations (issuer credit risk). The value of securities held by the Fund may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Fund; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. Similar to issuer credit risk, the Fund may be exposed to counterparty credit risk, or the risk that an entity with which the Fund has unsettled or open transactions may fail to or be unable to perform on its commitments. The Fund manages counterparty credit risk by entering into transactions only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Fund to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Fund’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is generally approximated by their value recorded in the Consolidated Statement of Assets and Liabilities, less any collateral held by the Fund.

The Fund invests a significant portion of its assets in securities of issuers located in Europe or with significant exposure to European issuers or countries. The European financial markets have recently experienced volatility and adverse trends due to concerns about economic downturns in, or rising government debt levels of several European countries, including Greece, Ireland, Italy, Portugal and Spain. As of April 30, 2013, these events have adversely affected the

BLACKROCK GLOBAL ALLOCATION FUND, INC.	APRIL 30, 2013	45

Notes to Consolidated Financial Statements (concluded)

exchange rate of the euro and may continue to spread to other countries in Europe, including countries that do not use the euro. These events may affect the value and liquidity of certain of the Fund’s investments.

The Fund invests a substantial amount of its assets in issuers located in a single country or a limited number of countries. When the Fund concentrates its investments in this manner, it assumes the risk that economic, political and social conditions in those countries may have a significant impact on their investment performance. Foreign issuers may not be subject to the same uniform accounting, auditing and financial reporting standards and practices as used in the United States. Foreign securities markets may also be less liquid, more volatile, and less subject to governmental supervision not typically associated with investing in US securities. Please see the Consolidated Schedule of Investments for concentrations in specific countries.

As of April 30, 2013, the Fund had the following industry classifications:

Industry	Percent of Long-Term Investments
Oil, Gas & Consumable Fuels	7%
Commercial Banks	6
Health Care Providers & Service	4
Capital Markets	4
Other[1]	79
[1]	Consists of US Treasury Obligations and Foreign Government Obligations (17%), all other industries less than 4% of long-term investments (62%).

8. Capital Share Transactions:

Transactions in capital shares for each class were as follows:

	Six Months Ended April 30, 2013		Year Ended October 31, 2012
	Shares	Amount	Shares	Amount
Institutional
Shares sold	120,215,263	$2,432,810,690	273,863,655	$5,245,380,571
Shares issued to shareholders in reinvestment of dividends and distributions	5,879,461	116,472,197	24,700,311	446,810,377
Shares redeemed	(126,006,247)	(2,541,980,628)	(224,638,746)	(4,291,124,720)
Net increase	88,477	$7,302,259	73,925,220	$1,401,066,228

Investor A
Shares sold	75,133,361	$1,513,428,726	168,071,503	$3,149,931,066
Shares issued to shareholders in reinvestment of dividends and distributions	4,406,036	86,886,559	24,321,984	437,027,026
Shares redeemed	(106,394,504)	(2,132,663,021)	(228,113,808)	(4,282,494,140)
Net decrease	(26,855,107)	$(532,347,736)	(35,720,321)	$(695,536,048)

Investor B
Shares sold	300,087	$5,867,508	887,588	$16,471,432
Shares issued to shareholders in reinvestment of dividends and distributions	39,599	764,271	816,306	14,204,452
Shares redeemed	(6,859,960)	(135,073,057)	(16,941,470)	(314,419,267)
Net decrease	(6,520,274)	$(128,441,278)	(15,237,576)	$(283,743,383)

Investor C
Shares sold	50,472,356	$947,139,303	107,410,201	$1,902,965,466
Shares issued to shareholders in reinvestment of dividends and distributions	1,681,399	30,887,504	18,672,468	310,979,902
Shares redeemed	(86,462,046)	(1,612,440,073)	(179,080,727)	(3,168,167,011)
Net decrease	(34,308,291)	$(634,413,266)	(52,998,058)	$(954,221,643)

Class R
Shares sold	8,860,742	$172,377,577	19,609,466	$360,751,017
Shares issued to shareholders in reinvestment of dividends and distributions	238,812	4,554,137	1,561,125	27,082,552
Shares redeemed	(9,167,000)	(177,420,020)	(17,221,282)	(317,152,708)
Net increase (decrease)	(67,446)	$(488,306)	3,949,309	$70,680,861
Total Net Decrease	(67,662,641)	$(1,288,388,327)	(26,081,426)	$(461,753,985)

9. Subsequent Events:

Management has evaluated the impact of all subsequent events on the Fund through the date the consolidated financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the consolidated financial statements.

46	BLACKROCK GLOBAL ALLOCATION FUND, INC.	APRIL 30, 2013

Officers and Directors

Robert M. Hernandez, Chairman of the Board and Director
Fred G. Weiss, Vice Chairman of the Board and Director
Paul L. Audet, Director
James H. Bodurtha, Director
Bruce R. Bond, Director
Donald W. Burton, Director
Honorable Stuart E. Eizenstat, Director
Laurence D. Fink, Director
Kenneth A. Froot, Director
Henry Gabbay, Director
John F. O’Brien, Director
Roberta Cooper Ramo, Director
David H. Walsh, Director
John M. Perlowski, President and Chief Executive Officer
Brendan Kyne, Vice President
Neal Andrews, Chief Financial Officer
Jay Fife, Treasurer
Brian Kindelan, Chief Compliance Officer and
        Anti-Money Laundering Officer
Benjamin Archibald, Secretary

Investment Advisor
BlackRock Advisors, LLC
Wilmington, DE 19809

Sub-Advisors
BlackRock Investment Management, LLC
Princeton, NJ 08540

BlackRock International Limited
Edinburgh, EH3 8JB
United Kingdom

Custodian
Brown Brothers Harriman & Co.
Boston, MA 02109

Transfer Agent
BNY Mellon Investment Servicing (US) Inc.
Wilmington, DE 19809

Accounting Agent
State Street Bank and Trust Company
Boston, MA 02110

Distributor
BlackRock Investments, LLC
New York, NY 10022

Independent Registered Public Accounting Firm
Deloitte & Touche LLP
Boston, MA 02116

Legal Counsel
Willkie Farr & Gallagher LLP
New York, NY 10019

Address of the Fund
100 Bellevue Parkway
Wilmington, DE 19809

BLACKROCK GLOBAL ALLOCATION FUND, INC.	APRIL 30, 2013	47

Additional Information

General Information

Electronic Delivery

Electronic copies of most financial reports and prospectuses are available on the Fund’s website or shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual reports and prospectuses by enrolling in the Fund’s electronic delivery program.

To enroll:

Shareholders Who Hold Accounts with Investment Advisors, Banks or Brokerages:

Please contact your financial advisor. Please note that not all investment advisors, banks or brokerages may offer this service.

Shareholders Who Hold Accounts Directly with BlackRock:

1)	Access the BlackRock website at http://www.blackrock.com/edelivery
2)	Select “eDelivery” under the “More Information” section
3)	Log into your account

Householding

The Fund will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Fund at (800) 441-7762.

Availability of Quarterly Schedule of Investments

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on how to access documents on the SEC’s website without charge may be obtained by calling (800) SEC-0330. The Fund’s Forms N-Q may also be obtained upon request and without charge by calling (800) 441-7762.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling (800) 441-7762; (2) at http://www.blackrock.com; and (3) on the SEC’s website at http://www.sec.gov.

Availability of Proxy Voting Record

Information about how the Fund voted proxies relating to securities held in the Fund’s portfolio during the most recent 12-month period ended June 30 is available upon request and without charge (1) at http://www.blackrock.com or by calling (800) 441-7762 and (2) on the SEC’s website at http://www.sec.gov.

Shareholder Privileges

Account Information

Call us at (800) 441-7762 from 8:00 AM to 6:00 PM EST on any business day to get information about your account balances, recent transactions and share prices. You can also reach us on the Web at http://www.blackrock.com/funds.

Automatic Investment Plans

Investor Class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock funds.

Systematic Withdrawal Plans

Investor Class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock funds, as long as their account balance is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.

48	BLACKROCK GLOBAL ALLOCATION FUND, INC.	APRIL 30, 2013

Additional Information (concluded)

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

BLACKROCK GLOBAL ALLOCATION FUND, INC.	APRIL 30, 2013	49

A World-Class Mutual Fund Family

BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed income and tax-exempt investing.

Equity Funds

BlackRock ACWI ex-US Index Fund
BlackRock All-Cap Energy & Resources Portfolio
BlackRock Basic Value Fund
BlackRock Capital Appreciation Fund
BlackRock China Fund
BlackRock Commodity Strategies Fund
BlackRock Disciplined Small Cap Core Fund
BlackRock Emerging Markets Fund
BlackRock Emerging Markets Long/Short
      Equity Fund
BlackRock Energy & Resources Portfolio
BlackRock Equity Dividend Fund
BlackRock EuroFund
BlackRock Flexible Equity Fund
BlackRock Focus Growth Fund
BlackRock Global Dividend Income Portfolio	BlackRock Global Long/Short Equity Fund
BlackRock Global Opportunities Portfolio
BlackRock Global SmallCap Fund
BlackRock Health Sciences Opportunities Portfolio
BlackRock India Fund
BlackRock International Fund
BlackRock International Index Fund
BlackRock International Opportunities Portfolio
BlackRock Large Cap Core Fund
BlackRock Large Cap Core Plus Fund
BlackRock Large Cap Growth Fund
BlackRock Large Cap Value Fund
BlackRock Latin America Fund
BlackRock Long-Horizon Equity Fund
BlackRock Mid-Cap Growth Equity Portfolio
BlackRock Mid Cap Value Opportunities Fund	BlackRock Natural Resources Trust
BlackRock Pacific Fund
BlackRock Real Estate Securities Fund
BlackRock Russell 1000 Index Fund
BlackRock Science & Technology
      Opportunities Portfolio
BlackRock Small Cap Growth Equity Portfolio
BlackRock Small Cap Growth Fund II
BlackRock Small Cap Index Fund
BlackRock S&P 500 Stock Fund
BlackRock U.S. Opportunities Portfolio
BlackRock Value Opportunities Fund
BlackRock World Gold Fund

Taxable Fixed Income Funds

BlackRock Bond Index Fund
BlackRock Core Bond Portfolio
BlackRock CoreAlpha Bond Fund
BlackRock Emerging Market Local
      Debt Portfolio
BlackRock Floating Rate Income Portfolio
BlackRock Global Long/Short Credit Fund
BlackRock GNMA Portfolio
BlackRock High Yield Bond Portfolio	BlackRock Inflation Protected Bond Portfolio
BlackRock International Bond Portfolio
BlackRock Long Duration Bond Portfolio
BlackRock Low Duration Bond Portfolio
BlackRock Secured Credit Portfolio
BlackRock Short Obligations Fund
BlackRock Short-Term Treasury Fund	BlackRock Strategic Income
      Opportunities Portfolio
BlackRock Total Return Fund
BlackRock U.S. Government Bond Portfolio
BlackRock U.S. Mortgage Portfolio
BlackRock Ultra-Short Obligations Fund
BlackRock World Income Fund

Municipal Fixed Income Funds

BlackRock California Municipal Bond Fund BlackRock High Yield Municipal Fund BlackRock Intermediate Municipal Fund	BlackRock National Municipal Fund BlackRock New Jersey Municipal Bond Fund BlackRock New York Municipal Bond Fund	BlackRock Pennsylvania Municipal Bond Fund BlackRock Short-Term Municipal Fund

Mixed Asset Funds

BlackRock Balanced Capital Fund	LifePath Active Portfolios		LifePath Index Portfolio
BlackRock Emerging Market Allocation Portfolio	2015	2040	Retirement	2040
BlackRock Global Allocation Fund	2020	2045	2020	2045
BlackRock Managed Volatility Portfolio	2025	2050	2025	2050
BlackRock Multi-Asset Income Portfolio	2030	2055	2030	2055
BlackRock Multi-Asset Real Return Fund	2035		2035
BlackRock Strategic Risk Allocation Fund

BlackRock Prepared Portfolios	LifePath Portfolios
Conservative Prepared Portfolio	Retirement	2040
Moderate Prepared Portfolio	2020	2045
Growth Prepared Portfolio	2025	2050
Aggressive Growth Prepared Portfolio	2030	2055
	2035

BlackRock mutual funds are currently distributed by BlackRock Investments, LLC. You should consider the investment objectives, risks, charges and expenses of the funds under consideration carefully before investing. Each fund’s prospectus contains this and other information and is available at www.blackrock.com or by calling (800) 441-7762 or from your financial advisor. The prospectus should be read carefully before investing.

50	BLACKROCK GLOBAL ALLOCATION FUND, INC.	APRIL 30, 2013

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This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund’s current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change. Please see the Fund’s prospectus for a description of risks associated with global investments.

GA-4/13-SAR

Item 2 –	Code of Ethics – Not Applicable to this semi-annual report
Item 3 –	Audit Committee Financial Expert – Not Applicable to this semi-annual report
Item 4 –	Principal Accountant Fees and Services – Not Applicable to this semi-annual report
Item 5 –	Audit Committee of Listed Registrants – Not Applicable
Item 6 –	Investments
(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this Form.
(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.
Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not Applicable
Item 8 –	Portfolio Managers of Closed-End Management Investment Companies – Not Applicable
Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable
Item 10 –	Submission of Matters to a Vote of Security Holders –There have been no material changes to these procedures.
Item 11 –	Controls and Procedures
(a) – The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.
(b) – There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.
Item 12 –	Exhibits attached hereto
(a)(1) – Code of Ethics – Not Applicable to this semi-annual report
(a)(2) – Certifications – Attached hereto
(a)(3) – Not Applicable
(b) – Certifications – Attached hereto

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Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock Global Allocation Fund, Inc.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Global Allocation Fund, Inc.

Date: July 2, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Global Allocation Fund, Inc.

Date: July 2, 2013

By:	/s/ Neal J. Andrews
Neal J. Andrews
Chief Financial Officer (principal financial officer) of
BlackRock Global Allocation Fund, Inc.

Date: July 2, 2013

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